As filed with the Securities and Exchange Commission on October 11, 2001.

Registration No. #-#####
811-####

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [x]
PRE-EFFECTIVE AMENDMENT NO.
POST-EFFECTIVE AMENDMENT NO.

and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [x]
AMENDMENT NO.

NICHOLAS FAMILY OF FUNDS, INC.
(For the Nicholas Focus Fund, a Series thereof)
(Exact Name of Registrant as Specified in Charter)

700 North Water Street, Milwaukee, Wisconsin 53202
(Address of Principal Executive Offices)

(414) 272-6133
(Registrant's Telephone Number, including Area Code)

David O. Nicholas, President
Nicholas Family of Funds, Inc.
700 North Water Street
Milwaukee, Wisconsin 53202

Copy to:
Teresa M. Levy
Michael Best & Friedrich LLP
100 East Wisconsin Avenue
Milwaukee, Wisconsin 53202
(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement is declared effective. Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall be effective on such date as the Commission acting pursuant to Section 8(a) may determine.

If appropriate, check the following box:
[  ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Common Stock, $0.001 par value per share

The Registrant requests registration of an indefinite amount of shares of its capital stock, $0.001 par value per share, by this Registration Statement.

Nicholas Focus Fund
(A Series of Nicholas Family of Funds, Inc.)

Form N-1A

PART A: PROSPECTUS

Nicholas Focus Fund
(A Series of Nicholas Family of Funds, Inc.)

NICHOLAS FAMILY OF FUNDS

A FAMILY OF NO-LOAD FUNDS

NICHOLAS FOCUS FUND
(A Series of Nicholas Family of Funds, Inc.,
Registered as an Open-End Management Investment Company)

Prospectus

_________, 2001

Nicholas Focus Fund (the "Fund") is a no-load, non-diversified fund. The Fund’s investment objective is growth.

This Prospectus gives vital information about the Fund.
For your benefit and protection, please read it before you invest, and keep it on hand for future reference.

Investment Adviser

NICHOLAS COMPANY, INC.

Minimum Initial Investment - $2,000

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved of the Fund's shares or
determined whether this prospectus is truthful or complete.
Anyone who tells you otherwise is committing a crime.

700 North Water Street s Suite 1010 s Milwaukee, Wisconsin 53202 s 414-272-6133 s 800-227-5987

TABLE OF CONTENTS

Page

OVERVIEW ...........................................................................................................................................1

INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT

FOR MORE INFORMATION ABOUT THE FUND ....................................................Back Cover

    You should rely only on the information contained in this document, or incorporated by reference. The Fund has not authorized anyone to provide you with information that is different.

    This Prospectus is not an offer to sell, or a solicitation of an offer to buy shares of the Fund to any person in any state or jurisdiction where it is unlawful to make such an offer. Changes in the affairs of the Fund have possibly occurred between the date of the Prospectus and the time you receive it.

OVERVIEW

NICHOLAS FOCUS FUND

Investment Objective

    The Fund’s primary investment objective is growth. There is no guarantee the Fund will meet its objective. The Fund’s Board of Directors may change this investment objective without shareholder approval and the Fund will notify you of any changes that are material. If there is a material change to the Fund’s objectives or policies, you should consider whether the Fund remains an appropriate investment for you.

Principal Investment Strategies

    To pursue the Fund's goal of growth, it invests primarily in domestic common stocks. While the Fund normally will invest in U.S. companies, it also may make investments in foreign securities. If the Fund’s portfolio manager cannot find an acceptable investment to add to the portfolio, a significant portion of the Fund’s assets may be invested in cash and cash equivalents. The Fund’s Adviser uses a "bottom up" approach to select its investments. This means companies are reviewed one at a time to determine if they are an attractive investment opportunity and consistent with the Fund’s investment policies. The Fund may invest in companies of any size or market capitalization – small, medium or large. The Fund is a "non-diversified fund" that invests in a relatively small number of stocks. Because the Fund invests in so few stocks, the Fund’s performance may be substantially affected by an increase or decrease in the value of any one stock in its portfolio.

Principal Risks of Investing

    As with any mutual fund, the Fund cannot guarantee that it will meet its goals or that its performance will be positive over any period of time. The Fund's investments change in value. Consequently, the value of your Fund shares may change. If the value of the Fund shares or the values of the Fund’s investments go down, you may lose money.

The principal risks of investing in the Fund are:

Non-diversified Fund Risk – In general, a non-diversified fund owns fewer stocks than other mutual funds. This means that a large loss in an individual stock has a much greater impact in the fund’s value than it would in a fund that owns a larger number of companies.

Market Risk – Market risk involves the possibility that the value of the Fund’s investment will fluctuate as the stock market fluctuates over short or longer-term periods. Common stock prices tend to be more volatile than other investment choices.

Issuer Specific Risk - From time to time, the value of an individual company in the portfolio may decline due to a particular set of circumstances affecting that company, it’s industry or certain companies within the industry, while having little or no impact on other similar companies within the same industry.

Political Risk - Regulation or de-regulation of a particular industry can have a significant impact on the companies within that industry. Some company’s make a successful transition from regulated to de-regulated, while other’s fail in their efforts. The Fund’s investment in a particular industry may be impacted due to changes in regulations.

    Since there are risks inherent in all investments in securities, there is no assurance that the Fund's objectives will be achieved.

    For further information on the Fund's principal investment strategies and the risks of investing in the Fund, see "Investment Objectives, Principal Investment Strategies and Risks" starting on page 3.

Performance

    The Fund commenced operations on ________, 2001, and as a result, there is no historical performance information available at this time.

Fees and Expenses of the Fund

   Fund investors pay various fees and expenses, either directly or indirectly. The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees
(fees paid directly from your investment)

    Maximum Sales Charge (Load) Imposed on Purchases .......................................................................................None
    Maximum Deferred Sales Charge (Load) ................................................................................................................None
    Maximum Sales Charge (Load) Imposed on Reinvested Dividends ..................................................................None
    Redemption Fee on shares held six months or less (as a % of amount redeemed) ..........................................0.25% (1)
    Exchange Fee ..............................................................................................................................................................None

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

    Management Fees .....................................................................................................................................................1.50%(2)
    Distribution [and/or Service] (12b-1) Fees .............................................................................................................None
    Other Expenses ..........................................................................................................................................................0.00%(3)
    Total Annual Fund Operating Expenses ...............................................................................................................1.50%

(1) Our transfer agent charges $15.00 for each wire redemption.
(2) Management fees may either increase or decrease from the base rate of 1.50% depending on the effect of the performance adjustment fee.
      During the first twelve months of the Fund's operations, the management fee will be charged at the base fee of 1.50%, with no performance adjustment.  See the "The Fund’s Investment Adviser" on page 5.
(3) Other Expenses are based on estimated results for the current fiscal year.

Example: This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

                                                                                                                                             One                Three
                                                                                                                                            Year                 Years

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5%
return each year and that the Fund's operating expenses remain the same.
Although your actual costs may be higher or lower, based on these
assumptions, your costs would be:                                                                                                          $                         $

__________

For a further description of the fees paid to the Fund's adviser, Nicholas Company, Inc., see "The Fund's Investment Adviser" on page 5.

Portfolio Management

    Mr. Mark J. Giese is Portfolio Manager of the Fund and is primarily responsible for the day-to-day management of the Fund's portfolio. Mark J. Giese is a Senior Vice President of the Fund and a Vice President of the Adviser, and has been employed by the Adviser since 1994. For a further discussion of Mr. Mark J. Giese’s experience, see "The Fund’s Investment Adviser."

INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND RISKS

    This section provides a more detailed description of the Fund’s investment objectives, its principal investment strategies and related risks. The following questions and answers are designed to help you better understand the Fund’s principal investment strategies and some of the risks of investing in the Fund.

Nicholas Focus Fund

What is the Fund’s primary investment objective?

    The primary investment objective of the Nicholas Focus Fund is growth. The Fund’s Board of Directors may change the Fund’s investment objective without shareholder approval.

How does the Fund pursue its investment objective?

    The Fund primarily will be invested in domestic common stocks. The Fund’s Adviser uses a "bottom up" approach to select its investments. This means companies are reviewed one at a time to determine if they are an attractive investment opportunity. The Fund is a "non-diversified fund" that invests in a relatively small number of stocks. Consistent with its investment objectives and policies, the Fund may invest in companies of any size or market capitalization – small, medium or large, as well as in companies of any country of organization or place of principal business activity. The portfolio may concentrate its investment in a particular industry or industries. The Fund considers a number of factors in assessing a company, including:

        *    a company's strategic position in its industry
        *    sales and earnings growth
        *    product development
        *    quality of management
        *    overall business prospects
        *    its price-to-earnings ratio (including an analysis of such ratio in relation to the company's growth rate and industry trends)

    Income is not a significant factor in selecting the Fund’s investments. Income realized on the Fund’s investments will be incidental to its objectives. The Fund may hold an investment for any length of time, and will buy or sell securities whenever the Fund sees an appropriate opportunity. The Fund is not required to be fully invested in common stocks.

Can the Fund invest in foreign securities?

    The Fund may invest in foreign securities denominated in a foreign currency and U.S. dollar denominated foreign securities traded on a U.S. exchange (known as American Depository Receipts or ADRs). There is no limitation as to the countries in which the Fund may invest nor any investment restrictions limiting the percentage of the Fund’s assets that may be invested in foreign securities. The Fund may at times have significant foreign exposure. The Fund’s Adviser applies the same guidelines noted above in reviewing foreign securities as well as other factors such as expected levels of inflation and foreign currency relationships.

Does the Fund invest in cash or cash equivalent securities?

    Although the Fund’s primary investment objective is growth, and the Fund intends to be primarily invested in common stocks, the Fund also may invest in cash, cash equivalents and repurchase agreements. Cash and cash equivalent securities will generally be retained by the Fund in an amount sufficient to provide moderate liquid reserves so that the Fund has sufficient cash to meet shareholder redemption requests and other operating expenses. In addition, if the Fund’s Adviser believes the market conditions are unfavorable for profitable investing, or when the Adviser is otherwise unable to locate attractive investment opportunities, the Fund’s position in cash or cash equivalent securities may increase. There is no limitation as to the percentage of Fund assets that may be invested in cash or cash equivalents.

    Certain circumstances may arise in which the Fund takes a temporary defensive position. In the case of a temporary defensive position, which could arise from adverse market, economic, political or other conditions, the Fund may hold up to 100% of its portfolio in cash, cash equivalents or U.S. government securities. In the unusual event that the Fund takes such a position, the Fund may not be able to meet its investment objective of long-term growth.

Will the Fund have high portfolio turnover?

    The portfolio turnover rate is a measure of portfolio activity. The Fund will sell portfolio securities when the Adviser believes an investment has reached its maximum potential or no longer meets the Adviser’s selection criteria. In addition, the Fund may purchase securities in anticipation of short-term gains. Short-term transactions also could result from liquidity needs, interest rate fluctuations or other economic conditions not foreseen at the time of investment. Because of the non-diversified status of the Fund and the factors discussed above, the Fund may have a higher portfolio turnover rate - 100% or more. A higher portfolio turnover rate may result in increased transaction costs, such as brokerage fees, which may offset the Fund’s performance gains. Higher portfolio turnover also may result in higher taxable income for portfolio shareholders. The portfolio turnover rate generally will not be a factor in making investment decisions.

Does the Fund invest in securities other than domestic and foreign equity securities and cash and cash equivalents?

    From time to time and consistent with the Fund’s objective of growth, the Fund may invest in securities other than domestic and foreign equity securities and cash and cash equivalents. The types of securities in which the Fund also may invest include, but are not limited to, investment grade and non-investment grade fixed income securities, convertible debt and preferred stock, exchange traded funds ("ETFs"), futures, forwards, options and swaps and other derivative instruments. Although not typically part of the Fund’s principal investments, from time to time these other securities may constitute a significant portion of the Fund’s portfolio. The Fund’s Statement of Additional Information provides a more detailed discussion of these and other types of securities.

    The Fund may use many different investment strategies in seeking its investment objectives, and it has certain investment restrictions. These strategies and certain of the restrictions and policies governing the Fund's investments are explained in detail in the Fund's Statement of Additional Information, which is incorporated by reference herein. If you would like to learn more about how the Fund may invest, you should request a copy of the Statement of Additional Information. To learn how to obtain a copy of the Statement of Additional Information, see the back cover page of this Prospectus.

What are the risks of investing in the Nicholas Focus Fund?

    Non-diversified Fund Risk. The Fund is a higher-risk investment due to its non-diversified status. A non-diversified fund may hold larger positions in an individual company and generally owns a smaller number of investments than a diversified fund. As a result, the performance of an individual investment may have a large impact, positive or negative, on the performance of the Fund. In addition, the Fund may invest a significant portion of its assets in securities of companies doing business in a comparatively small number of economic sectors. Because of potential investment concentrations, the value of the Fund’s shares may fluctuate more widely, and the Fund may be subject to greater market risk, than if the Fund were diversified.

    Market Risk. The value of the Fund's investments, and therefore, the value of your Fund shares, may go up or down. Value changes in the Fund's investments and consequently, your Fund shares, may occur because a particular stock market fluctuates. Stock markets tend to run in cycles, with periods when stock prices generally go up, known as "bull markets," and periods when stock prices generally go down, referred to as "bear markets." Stock prices in general may decline over short or extended periods. Thus, there is a possibility that the value of the Fund's investments will decrease because of declines in the stock market, regardless of the success or failure of the operations of the Fund's portfolio companies. At other times, there are specific factors that may adversely affect the value of a particular investment of the Fund, which in turn may reduce the value of the Fund's investments, and consequently, your Fund shares.

    Issuer Specific Risk. From time to time, the value of an individual company in the portfolio may decline due to a particular set of circumstances affecting that company, it’s industry or certain companies within the industry, while having little or no impact on other similar companies within the same industry.

    Political Risk. Regulation or de-regulation of a particular industry can have a significant impact on the companies within that industry. Some company’s make a successful transition from regulated to de-regulated, while other’s fail in their efforts. The Fund’s investment in a particular industry may be impacted due to changes in regulations.

    Foreign Securities Risk. The Fund’s investments in foreign securities, while subject to market, business and political risks also are subject to additional risk factors. The valuation of foreign securities denominated in a foreign currency is dependent on the value of the securities local currency relative to the U.S. dollar. These exchange rates can fluctuate on a daily basis; therefore, when the Fund sells a foreign security it may be worth less in U.S. dollars even if the security’s value increased in its home country. Foreign securities are not subject to the same regulations or accounting standards as U.S. dollar denominated securities and as a result there may be less information available on these securities. In addition, some investments in foreign securities are subject to risks associated with an emerging market. Some foreign countries political and economic situations are less developed and less stable than those of more developed countries and markets.

    Risks Related to Certain Other Portfolio Investments and Strategies. The Fund may use other investment strategies. These strategies and the associated non-principal risks are described in further detail in the Fund’s Statement of Additional Information, which is incorporated by reference herein.

Does the Fund use any techniques to mitigate risks?

    The Fund may use futures, options, swaps and other derivative instruments to "hedge" or to shield its portfolio from adverse movements in securities prices and interest rates. The Fund also may use foreign currency contracts to manage the Fund’s exposure to currency exchange risks. While such techniques will be employed at such times when the Fund’s portfolio manager believes the use thereof will benefit the Fund, the Fund’s performance could be worse than if the Fund had not used such investments if the portfolio manager’s judgment proves incorrect.

    As with any mutual fund, there can be no guarantee that the Fund will meet its goals or that you won’t lose money on your investment. There is no guarantee that the Fund's performance will be positive over any period of time. In view of the risks inherent in all investments in securities, there is no assurance that the Fund's objectives will be achieved.

THE FUND’S INVESTMENT ADVISER

    Nicholas Company, Inc., located at 700 North Water Street, Suite 1010, Milwaukee, Wisconsin 53202, is the Fund’s investment adviser. The Adviser furnishes the Fund with continuous investment service and is responsible for overall management of the Fund's business affairs, subject to supervision by the Fund's Board of Directors.

    The Adviser is the investment adviser to six other mutual funds and to approximately 25 institutions and individuals with substantial investment portfolios. The additional mutual funds it advises are: Nicholas Fund, Inc. Nicholas Income Fund, Inc., Nicholas II, Inc., Nicholas Limited Edition, Inc., Nicholas Money Market Fund, Inc., and Nicholas Equity Income Fund, Inc. As of September 30, 2001, the Adviser had approximately $4 billion in assets under management.

    The annual fee paid to the Adviser is paid monthly and is based on the average net asset value of the Fund, as determined by valuations made at the close of each business day of the month. The Fund’s base management fee is 1.50% of the Fund’s average net assets. For each month subsequent to the end of the first twelve months of operations, the base management fee of 1.50% of average net assets will be adjusted up or down by 25% of the difference between the Fund’s average annual total return and the average annual total return of the Fund’s benchmark, the Standard & Poor’s 500 Index, as measured for each from the inception date of the Fund. Once the Fund has had five years of continuous operation, the base management fee will be adjusted up or down by 25% of the difference between the Fund’s average annual total return and the average annual total return of the Fund’s benchmark, the Standard & Poor’s 500 Index, based on a five year monthly rolling average. The maximum adjustment up or down is 0.75%; therefore, the management fee may fluctuate between a minimum of 0.75% and maximum of 2.25% of net assets. For example, after the Fund has had 12 months of continuous operation, the Fund’s average annual total return is 10% and the average annual total return of the benchmark over the prior 12 months is 8%, the base fee of 1.50% would be adjusted upward by 0.50% to 2.00%. Conversely, if the Fund’s average annual total return over the period was 8% and the index average annual total return over the period was 10%, the base fee would be adjusted downward by 0.50% to 1.00%.

    Under an Investment Advisory Agreement with the Fund, the Adviser, at its own expense and without reimbursement from the Fund, furnishes the Fund with office space, office facilities, executive officers and executive expenses (such as health insurance premiums for executive officers). However, pursuant to the Investment Advisory Agreement, the Adviser may charge the Fund for certain costs incurred by it in connection with the same as well as for certain other administrative services provided to the Fund, subject to prior approval of the Board of Directors of the Fund.  The Adviser also pays all sales and promotional expenses of the Fund, other than expenses incurred in complying with laws regulating the issue or sale of securities.

    The Fund pays all of its operating expenses. Operating expenses include, but are not limited to, fees paid for attendance at Board meetings to directors who are not interested persons of the Adviser or officers or employees of the Fund, salaries of administrative and clerical personnel, association membership dues, auditing and accounting services, legal fees and expenses, printing, fees and expenses of any custodian or trustee having custody of Fund assets, postage, charges and expenses of dividend disbursing agents, registrars and stock transfer agents, including the cost of keeping all necessary shareholder records and accounts and handling any problems related thereto, and certain other costs related to the aforementioned items.

    The Adviser, at its discretion, may voluntarily absorb certain fund operating expenses, excluding the management fee, on an annual basis. In the event of such absorption, the Fund’s total return would be higher than if the expenses were paid by the Fund. From time to time, and in its sole discretion, the Adviser reserves the right to decrease or increase the absorption amount of the Fund’s operating expenses.

    Mr. Mark J. Giese is a Senior Vice President of the Fund, a Vice-President of the Adviser and Portfolio Manager of the Fund and is primarily responsible for the day-to-day management of the Fund’s portfolio. He has been employed by the Adviser since 1994. Mr. Giese is a Chartered Financial Analyst and a Certified Public Accountant.

PRICING OF FUND SHARES

    The Fund’s price per share is the net asset value ("NAV") of the Fund. The NAV of the Fund is determined by dividing the total value in U.S. dollars of the Fund's total net assets by the total number of shares outstanding at that time. Net assets of the Fund are determined by deducting the liabilities of the Fund from the assets of the Fund. The NAV is determined as of the close of regular trading on the New York Stock Exchange ("NYSE") (usually 4:00 p.m., New York time) on each day the NYSE is open for unrestricted trading. Net asset value fluctuates.

    Shareholder purchase, redemption and exchange orders are processed using the NAV next calculated after receipt of such request in proper order by the Fund (or an Authorized Agent of the Fund), minus any applicable redemption fee taken from your redemption proceeds for transactions in the Nicholas Focus Fund. In order to receive a day’s price, your request must be received in proper order by the close of regular trading on the NYSE. If you request to purchase, redeem or exchange your Fund shares after the NYSE has closed or on a day the NYSE is closed, the NAV will be determined as of the close of the next day the NYSE is open for trading.

PURCHASE OF FUND SHARES

    Minimum Investments    Regular Accounts and IRAs – Initial Investment   ..............................................................    $2,000
                                                  To Add to an Account   ...........................................................................................................      $100
                                                  Minimum Balance   ....................................................................................................................    $2,000
                                                  Automatic Investment Plan    ..................................................................................................         $50

    Application Information    To purchase Fund shares, send an application and your check  in the amount of your investment made out to Nicholas Focus Fund, to:

Nicholas Funds
P.O. Box 2944
Milwaukee, Wisconsin 53201-2944

    Overnight Delivery   To purchase shares by overnight or express mail, please use the following street address:

Nicholas Funds
c/o Firstar Mutual Fund Services, LLC
Third Floor
615 East Michigan Street
Milwaukee, Wisconsin 53202

    You should be aware that deposit in the mail or with other independent delivery services, or receipt at Firstar Mutual Fund Service’s ("Firstar") Post Office Box, of purchase applications does not constitute receipt by Firstar or the Fund.

    Wire Payments    You also may purchase Fund shares via the Federal Reserve wire system.  If a wire purchase is to be an initial purchase, please call Firstar (800-544-6547 or 414-276-0535) with the appropriate account information prior to sending the wire. Firstar will provide you with a confirmation number for any wire purchase, which will ensure the prompt and accurate handling of funds. To purchase shares of the Fund by federal wire transfer, instruct your bank to use the following instructions:

Wire To:             Firstar Bank, N.A.
                             ABA 042000013
Credit:                 Firstar Mutual Fund Services, LLC
                             Account 112-952-137
Further Credit:   Nicholas Focus Fund
                             (shareholder account number)
                             (shareholder registration)

    The Fund and its transfer agent are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

    The Fund also has available an Automatic Investment Plan for shareholders. You should contact the Fund for additional information.

    Purchase of shares will be made in full and fractional shares computed to three decimal places. The Fund will not issue certificates for Fund shares.

    Due to fixed expenses incurred by the Fund in maintaining individual accounts, the Fund reserves the right to redeem accounts that fall below the minimum investment required due to shareholder redemption (but not solely due to a decrease in net asset value of the Fund). In order to exercise this right, the Fund will give advance written notice of at least 30 days to the accounts below such minimum.

    Your application to purchase Fund shares must be in proper order to be accepted, may only be accepted by the Fund or an Authorized Agent of the Fund and is not binding until accepted. Applications must be accompanied by payment in U.S. funds. Your check should be drawn on a U.S. bank, savings and loan or credit union. Checks are accepted subject to collection at full face value in U.S. funds. Cashiers checks, two-party checks and money orders will not be accepted. The transfer agent will charge a $25 fee against your account, in addition to any loss sustained by the Fund, if any payment check is returned to the transfer agent for insufficient funds. The Fund will not accept applications under circumstances or in amounts considered disadvantageous for shareholders. If you open an account (including custodial accounts) without a proper social security number or taxpayer identification number, it may be liquidated.  Proceeds will be distributed to the owner(s) of record on the first business day following the 60th day of  investment, net of the backup withholding tax amount.

REDEMPTION OF FUND SHARES

    You may redeem all or part of your Fund shares by any of the following methods. All redemptions in proper order will be processed immediately upon receipt and written confirmations will be issued for all redemptions of Fund shares. Redemptions of Fund shares held six months or less will be charged a 0.25% redemption fee. This fee is paid to the Fund rather than the Fund’s Adviser, and is designed to offset the market impact and other costs associated with fluctuations in fund assets levels and cash flow caused by short-term trading. If you bought shares on different days, the shares you held the longest will be redeemed first for purposes of determining whether the redemption fee applies. The redemption fee does not apply to shares that were acquired through the reinvestment of dividends and distributions. The Fund reserves the right to waive the redemption fee.

    Redemptions By Mail    Written redemption requests must include the name of the Fund, the account number(s), the amount of money or the number of shares being redeemed, the name(s) on the account(s) and the signature(s) of each registered account holder. If the account registration is individual, joint tenants, sole proprietorship, custodial (Uniform Transfer to Minors Act), or general partners, the written request must be signed exactly as the account is registered. If the account is owned jointly, all owners must sign. Send your redemption request to:

Nicholas Funds
P.O. Box 2944
Milwaukee, Wisconsin 53201-2944

Overnight Delivery     To redeem shares by overnight or express mail, please use the following street address:

      Nicholas Funds
c/o Firstar Mutual Fund Services, LLC
Third Floor
615 East Michigan Street
Milwaukee, Wisconsin 53202

    You may not fax your redemption request. The Fund will return and not process redemption requests that contain restrictions as to the time or date redemptions are to be effected.

    The Fund may require additional supporting documents for written redemptions made by corporations, executors, administrators, trustees and guardians. Specifically, if the account is registered  in the name of a corporation or association, the written request must be accompanied by a corporate resolution signed by the authorized person(s). A redemption request for accounts registered in the name of a legal trust must have a copy of the title and signature page of the trust agreement on file or must be accompanied by the trust agreement and signed by the trustee(s).

    If you are uncertain about what documents or instructions are necessary in order to redeem shares, please write or call Firstar (800-544-6547 or 414-276-0535) prior to submitting a written redemption request. A written redemption request will not become effective until Firstar receives all documents in proper order.

    If you have an individual retirement account ("IRA") or other retirement plan, you must indicate on your written redemption requests whether or not to withhold federal income tax. Unless a redemption request specifies not to have federal income tax withheld, the redemption will be subject to withholding.  Please consult your current IRA Disclosure Statement for any applicable fees.

    Telephone Redemptions    You can redeem your shares by telephone unless you decline this option in writing.  Telephone redemptions can only be made by calling Firstar (800-544-6547 or 414-276-0535). In addition to account  registration information, you will be required to provide the account number and social security number.  Telephone calls will be recorded. During periods of substantial economic or market changes, you may  have difficulty making telephone redemptions. If you are unable to contact Firstar by telephone, you  may redeem your shares by delivering the redemption request in person or by mail. The maximum telephone redemption is $50,000 per account/per business day. The maximum telephone redemption for related accounts is $100,000 per business day. The minimum telephone redemption is $500 except when redeeming an account in full.

    The Fund reserves the right to refuse a telephone redemption if it believes it is advisable to do so.   Procedures for redeeming Fund shares by telephone may be modified or terminated at any time by the Fund or Firstar. Neither the Fund nor Firstar will be liable for following instructions communicated by telephone which they reasonably believe to be genuine. The Fund and Firstar will employ reasonable procedures to confirm that instructions received by telephone are genuine, and if they do not, they may be liable for losses due to unauthorized or fraudulent instructions.

    Tax Effect of Redemption     For federal income tax purposes, a redemption generally is treated as a sale of the shares being redeemed. You may recognize a capital gain or loss equal to the difference between the redemption price and your cost basis for the shares being redeemed. See "Dividends, Distributions and Federal Tax Status" for further information.

    The Fund ordinarily pays for redeemed shares within seven days after receipt of a request in proper order, except as provided by the rules of the Securities and Exchange Commission. Redemption proceeds to be wired normally will be wired on the next business day after a NAV is determined. The Fund reserves the right to hold payment up to 15 days or until notified that investments made by check have been collected, at which time your redemption request will be processed and payment made.

    You may instruct Firstar to mail the proceeds to the address of record or to directly mail the proceeds to a pre-authorized bank account. Proceeds also may be wired to a pre-authorized account at a commercial bank in the United States. Firstar charges a wire redemption fee of $15.00. In addition, proceeds also may be electronically transferred through the Automated Clearing House to a pre-authorized bank account at no cost. Please contact the Fund for the appropriate form if you are interested in setting your account up with wiring instructions or authorizing electronic transfers.

    Signature Guarantees    A signature guarantee of each owner is required to redeem shares in thefollowing situations, for all size transactions:

   * if youchange or transfer the registration of your account
   * when you want the redemption proceeds sent to a different address than is registered on the account
    *if the proceeds are to be made payable to someone other than the account owner(s)
    *any redemption transmitted by federal wire transfer to your bank not previously set up with the Fund
    *if a change of address request has been received by the Fund or Firstar within 15 days of a redemption request

    In addition, you must have your signature guaranteed if you request redemption of $100,000 or more from your account. Your redemption will not be processed until the signature guarantee, if required, is received in proper order. A notary public is not an acceptable guarantor.

                                                    USE OF A PROCESSING INTERMEDIARY
                                                TO PURCHASE AND REDEEM FUND SHARES

    Third Party Transactions    You can purchase and redeem shares of the Fund through certain broker-dealers, financial institutions or other service providers ("Processing Intermediaries"). Certain Processing Intermediaries, are, in turn, authorized to designate other intermediaries to accept purchase and redemption orders on the Fund’s behalf. If you purchase Fund shares this way, the Processing Intermediary rather than you, may be the shareholder of record. Processing Intermediaries may use procedures and impose restrictions in addition to or different from those applicable to shareholders who invest in the Fund directly. You should read the program materials provided by the Processing Intermediary in conjunction with this Prospectus before you invest in the Fund this way.

    Processing Intermediaries may charge fees or other charges for the services they provide to their customers. Such charges may vary among Processing Intermediaries, but in all cases will be retained by the Processing Intermediary and not remitted to the Fund or the Adviser.

    The Fund also may enter into an arrangement with some Processing Intermediaries which authorizes them to process purchase and redemption orders on behalf of the Fund on an expedited basis (an "Authorized Agent"). Receipt of a purchase or a redemption order by an Authorized Agent will be deemed to be received by the Fund for purposes of determining the NAV of the Fund shares to be purchased or redeemed. If you place a purchase order through an Authorized Agent, you will pay the Fund's NAV next computed after the receipt by the Authorized Agent of such purchase order, plus any applicable transaction charge imposed by the Authorized Agent. For redemption orders placed through an Authorized Agent, you will receive redemption proceeds which reflect the NAV next computed after the receipt by the Authorized Agent of the redemption order, less any redemption fees imposed by the Authorized Agent.

    Of course, you do not have to use the services of a Processing Intermediary, or pay the fees that may be charged for such services. You can invest directly with the Fund without a sales charge. If you hold Fund shares through a Processing Intermediary, you must redeem your shares through such Processing Intermediary. In such event, you should contact the Processing Intermediary for instructions on how to redeem. Otherwise if you originally invested directly with the Fund, you can redeem Fund shares directly through the Fund without a redemption charge.

EXCHANGE BETWEEN FUNDS

You may exchange Fund shares for shares of other mutual funds for which Nicholas Company, Inc. serves as the investment adviser. Nicholas Company, Inc. also is adviser to the following funds, which have investment objectives, and net assets as noted below:

Fund                                                                             Investment Objective                                                              Net Assets atSeptember 30, 2001

Nicholas Fund, Inc.                                                  Long-term growth                                                                                   $2,858,300,435
Nicholas II, Inc.                                                         Long-term growth                                                                                        512,014,743
Nicholas Limited Edition, Inc. (1)                            Long-term growth                                                                                        143,158,835
Nicholas Equity Income Fund, Inc.                        Reasonable income; Moderate
                                                                                     long-term growth as a secondary
                                                                                     consideration                                                                                                  16,441,080
Nicholas Income Fund, Inc.                                    High current income consistent
                                                                                     with the preservation and
                                                                                     conservation of capital value                                                                     116,427,387
Nicholas Money Market Fund, Inc.                       High level of current income
                                                                                     as is consistent with preserving
                                                                                      capital and liquidity                                                                                     146,307,873

____________

(1)     You should be aware that Nicholas Limited Edition, Inc. is restricted in size to ten million shares (without taking into account shares outstanding as a result of capital gain and dividend distributions). The exchange privilege into that mutual fund may be terminated or modified at any time or times when that maximum is reached.

    If you choose to exercise the exchange privilege, your shares will be exchanged at their next determined NAV. Minimum investment requirements must be met. The redemption fee of 0.25% on Nicholas Focus Fund shares held six months or less discussed in the "Redemption of Fund Shares" section applies to exchanges between funds. If you exercise an exchange into the Nicholas Money Market Fund, Inc. on a day when the NYSE is open for trading but the Federal Reserve Banks are closed, your shares of the Fund will be redeemed on the day upon which the exchange request is received; however, issuance of your Nicholas Money Market Fund, Inc. shares will be delayed one business day. In such a case, the exchanged amount would be uninvested for this one-day period.

    If you are interested in exercising the exchange privilege, you must obtain the appropriate prospectus from Nicholas Company, Inc.

    An exchange constitutes a sale for federal tax purposes and you may realize a capital gain or loss upon the exchange, depending upon whether the NAV at the time is more or less than your cost basis. An exchange between the funds involving master retirement plans and IRA accounts generally is not a taxable transaction for federal tax purposes. See "Dividends, Distributions and Federal Tax Status" for further information.

    The exchange privilege may be terminated or modified only upon 60 days advance notice to shareholders.

    Exchange By Mail    If you are interested in exercising the exchange by mail privilege, you mayobtain the appropriate prospectus from Nicholas Company, Inc. Signatures requiredare the same as previously explained under "Redemption of Fund Shares."

    Exchange By Telephone    You also may exchange by telephone among all Nicholas mutual funds. Only exchanges of $500 or more will be executed using the telephone exchange privilege. In an effort to avoid the risks often associated with large market timers, the maximum telephone exchange per account per day is set at $100,000, with a maximum of $l,000,000 per day for related accounts. You are allowed four telephone exchanges per account during any twelve-month period.

    Procedures for exchanging Fund shares by telephone may be modified or terminated at any time by the Fund or Firstar. Neither the Fund nor Firstar will be responsible for the authenticity of exchange instructions received by telephone. Telephone exchanges can only be made by calling Firstar (414-276-0535 or 800-544-6547). You will be required to provide pertinent information regarding your account. Calls will be recorded.

TRANSFER OF FUND SHARES

    You may transfer Fund shares in instances such as the death of a shareholder, change of account registration, change of account ownership and in cases where shares of the Fund are transferred as a gift. You can obtain documents and instructions necessary to transfer Fund shares by writing or calling Firstar (414-276-0535 or 800-544-6547) or Nicholas Company, Inc. (414-272-6133 or 800-227-5987) prior to submitting any transfer requests.

DIVIDENDS, DISTRIBUTIONS AND FEDERAL TAX STATUS

    The Fund intends to qualify annually as a "regulated investment company" under the Internal Revenue Code of 1986 and intends to take all other action required to ensure that little or no federal income or excise taxes will be payable by the Fund. As a result, the Fund generally will seek to distribute to its shareholders substantially all of its net investment income and net realized capital gain in one or more distributions for each fiscal year.

    For federal income tax purposes, dividends and distributions by the Fund, whether received in cash or invested in additional shares of the Fund, will be taxable to the Fund’s shareholders, except those shareholders that are not subject to tax on their income. Net realized long-term gains are paid to shareholders as capital gain distributions. Income distributed from the Fund’s net investment income and net realized short-term gains are paid to shareholders as ordinary income dividends. Distributions generally will be made in December of each year. Distributions may be taxable at different rates depending on the length of time the Fund holds a security. The Fund will provide information to shareholders concerning the character and federal tax treatment of all dividends and distributions.

    At the time of purchase of Fund shares, the Fund may have undistributed income or capital gains included in the computation of the NAV. Therefore, a dividend or capital gain distribution received shortly after such purchase by a shareholder may be taxable to the shareholder, although it is, in whole or in part, a return of capital and may have the effect of reducing the NAV.

    Under federal law, some shareholders may be subject to "backup withholding" on reportable dividends, capital gain distributions (if any) and redemption payments. Generally, shareholders subject to backup withholding will be those (i) for whom a taxpayer identification number is not on file with the Fund or who, to the Fund’s knowledge, have furnished an incorrect number, or (ii) who have failed to declare or underreported certain income on their federal returns. When establishing an account, you must certify under penalties of perjury that the taxpayer identification number you give to the Fund is correct and that you are not subject to backup withholding.

    The foregoing tax discussion relates to federal income taxes only and is not intended to be a complete discussion of all federal tax consequences. You should consult with a tax adviser concerning the federal, state and local tax aspects of an investment in the Fund.

DIVIDEND AND DISTRIBUTION REINVESTMENT PLAN

    Unless you elect to accept cash in lieu of shares, all dividends and capital gain distributions are automatically reinvested in additional shares of the Fund through the Dividend and Distribution Reinvestment Plan (the "Reinvestment Plan"). You may elect to accept cash on an application to purchase shares, by telephone or by separate written notification. All reinvestments are at the NAV in effect on the dividend or distribution date and are credited to the shareholder's account. Firstar will notify you of the number of shares purchased and the price following each reinvestment period.

    You may withdraw from or thereafter elect to participate in the Reinvestment Plan at any time by giving written or telephonic notice to Firstar (800-544-6547 or 414-276-0535). Firstar must receive an election prior to the dividend record date of any particular distribution for the election to be effective for that distribution. If an election to withdraw from or participate in the Reinvestment Plan is received between a dividend record date and payment date, it shall become effective on the day following the payment date. The Fund may modify or terminate the Reinvestment Plan at any time on 30 days written notice to participants.

SYSTEMATIC WITHDRAWAL PLAN

    If you own $10,000 or more of Fund shares at the current market value, you may open a Systematic Withdrawal Plan (the "Plan") and receive monthly, quarterly, semiannual or annual checks for any designated amount. Firstar reinvests all income and capital gain dividends in shares of the Fund. You may add shares to, withdraw shares from, or terminate the Plan, at any time. Each withdrawal may be a taxable event to you. Liquidation of shares in excess of distributions may deplete or possibly use up the initial investment, particularly in the event of a market decline, and withdrawals cannot be considered a yield or income on the investment. In addition to termination of the Plan by the Fund or shareholders, Firstar may terminate the Plan upon written notice mailed to the shareholders. Please contact Nicholas Company, Inc. for copies of the Plan documents.

TAX DEFERRED ACCOUNTS

    Individuals, who receive compensation including earnings from self-employment, may be able to establish a traditional IRA, a Roth IRA, a SEP IRA, a SIMPLE IRA and/or a Coverdale Savings Account. The Fund offers prototype IRA plans for adoption by individuals who qualify. A description of applicable service fees and application forms are available upon request from the Fund. The IRA documents also contain a Disclosure Statement, which the IRS requires to be furnished to individuals who are considering adopting an IRA. It is important that you obtain up-to-date information from the Fund before opening an IRA.

    As long as the aggregate IRA contributions meet the Fund's minimum investment requirement of $2,000, the Fund will accept any allocation of such contributions between spousal, deductible and non-deductible accounts. The acceptability of this calculation is the sole responsibility of the shareholder. For this reason, it is advisable for you to consult with your personal tax adviser to determine the deductibility of IRA contributions.

    Because a retirement program involves commitments covering future years, it is important that the investment objectives of the Fund are consistent with your own retirement objectives. Premature withdrawals from an IRA may result in adverse tax consequences. Consultation with a tax adviser regarding the tax consequences is recommended.

MASTER RETIREMENT PLAN

The Fund has available a master retirement plan for self-employed individuals. You may contact the Fund for additional information or if you wish to participate in the plan. Consultation with a tax adviser regarding the tax consequences of the plan is recommended.

PROSPECTUS

______, 2001

NICHOLAS FOCUS FUND

FOR MORE INFORMATION ABOUT THE FUND:

    The Fund's Statement of Additional Information ("SAI"), dated ________, 2001, contains more detailed information on all aspects of Nicholas Focus Fund, and is incorporated by reference in this Prospectus. Additional information about the Fund also is available in the Fund's Annual and Semiannual Report to Shareholders.

    To request a free copy of the current Annual/Semiannual Report or SAI, or to make shareholder inquiries, please write or call: Nicholas Family of Funds, Inc., 700 North Water Street, Milwaukee, Wisconsin 53202, 800-227-5987 (toll-free). Additional information about the Fund also can be obtained from the Fund's Internet website at www.nicholasfunds.com.

    In addition, you can review the Fund's reports and SAIs at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 800-SEC-0330. Reports and other information about the Fund also are available on the SEC's Internet website at www.sec.gov. For a duplicating fee, copies of such information may be obtained by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-6000.

    For the most current price and return information for the Fund, you may call the Fund at 800-227-5987 (toll-free) or 414-272-6133 or check the Fund's website at www.nicholasfunds.com. You also can find the most current price of the Fund's shares in the business section of your newspaper in the mutual fund section under the heading "Nicholas Group" - "____." If you prefer to obtain this information from an on-line computer service, you can do so by using the ticker symbol "_____" or cusip number _________.

Investment Adviser
NICHOLAS COMPANY, INC.
Milwaukee, Wisconsin
414-272-6133 or 800-227-5987

Transfer Agent
FIRSTAR MUTUAL FUND SERVICES, LLC
Milwaukee, Wisconsin
414-276-0535 or 800-544-6547

Custodian
FIRSTAR INSTITUTIONAL CUSTODY SERVICES
Cincinnati, Ohio

Independent Public Accountants
ARTHUR ANDERSEN LLP
Milwaukee, Wisconsin

Counsel
MICHAEL BEST & FREIDRICH LLP
Milwaukee, Wisconsin

NO LOAD - NO SALES CHARGE

Nicholas Fund, Inc. - 700 North Water Street - Suite 1010 - Milwaukee, Wisconsin 53202 - www.nicholasfunds.com
Investment Company Act File No. 811-____

Nicholas Focus Fund
(A Series of Nicholas Family of Funds, Inc.)

Form N-1A

PART B: STATEMENT OF ADDITIONAL INFORMATION

NICHOLAS FOCUS FUND

STATEMENT OF ADDITIONAL INFORMATION

700 North Water Street, Suite 1010
Milwaukee, Wisconsin 53202
414-272-6133
800-227-5987

    This Statement of Additional Information is not a prospectus and contains information in addition to and more detailed than that set forth in the current Prospectus of Nicholas Focus Fund ("the Fund"), dated ________, 2001. It is intended to provide you with additional information regarding the activities and operations of the Fund, and should be read in conjunction with the Fund’s current Prospectus and the Fund’s Annual Report for the fiscal year ended December 31, 2001, which are incorporated herein by reference, as they may be revised from time to time. The Fund’s Prospectus provides the basic information you should know before investing in the Fund.

    To obtain a free copy of the Fund's Prospectus and Annual Report, please write or call the Fund at the address and telephone number set forth above.

NO LOAD FUND - NO SALES CHARGE BY THE FUND

Investment Adviser

NICHOLAS COMPANY, INC.

__________, 2001

TABLE OF CONTENTS

MANAGEMENT DIRECTORS, EXECUTIVE OFFICERS

INTRODUCTION

    Nicholas Focus Fund (the "Fund") is a non-diversified series of Nicholas Family of Funds, Inc. (the "Corporation"), a Maryland corporation, and an open-end management investment company, commonly called a mutual fund, organized under the laws of the State of Maryland on October __, 2001. The Corporation is a registered under the Investment Company Act of 1940, as amended (the "1940 Act"). As a series of an open-end investment company, the Fund obtains its assets by continuously selling shares of its common stock, $0.001 par value, to the public. Proceeds from such sales are invested by the Fund in securities of other companies. In this manner, the resources of many investors are combined and each individual investor has an interest in every one of the securities owned by the Fund. As a series of an open-end investment company, the Fund will redeem any of its outstanding shares on demand of the owner at their net asset value next determined following receipt of the redemption request. The investment adviser to the Fund is Nicholas Company, Inc. (the "Adviser").

INVESTMENT OBJECTIVES AND
INVESTMENT STRATEGIES

    The Fund has adopted primary investment objectives. The section captioned "FUND INVESTMENTS" in the Fund’s Prospectus describes the principal investment objectives and the investment policies applicable to the Fund. Please read the Prospectus in conjunction with this Statement of Additional Information. The Fund also has adopted certain other investment strategies and policies which are not fundamental and may be changed by the Board of Directors without shareholder approval. However, any changes will be made only upon advance notice to shareholders by filing with the Securities and Exchange Commission an amended Statement of Additional Information. Such changes may result in the Fund having secondary investment and other policy objectives different from the objectives, which a shareholder considered appropriate at the time of investment in the Fund. Set forth below is additional information on the other Fund investment strategies and permissible investments, and their associated risks, which the Fund may use in an effort to obtain its primary objectives.

    EQUITY SECURITIES - The equity securities which may be purchased by the Fund include common, preferred and convertible preferred stocks, and securities having equity characteristics such as rights, warrants and convertible debt securities. See "Convertible Securities." Common stocks and preferred stocks represent equity ownership interests in a corporation and participate in the corporation's earnings through dividends that may be declared by the corporation. Unlike common stocks, preferred stocks are entitled to stated dividends payable from the corporation's earnings, which in some cases may be "cumulative" if prior stated dividends have not been paid. Dividends payable on preferred stock have priority over distributions to holders of common stock, and preferred stocks generally have preferences on the distribution of assets in the event of the corporation's liquidation. Preferred stocks may be "participating," which means that they may be entitled to dividends in excess of the stated dividend in certain cases. The rights of common and preferred stocks are generally subordinate to rights associated with a corporation's debt securities.

Convertible Securities - Convertible securities may be purchased by the Fund. These securities include convertible debt obligations and convertible preferred stock. A convertible security entitles the holder to exchange it for a fixed number of shares of common stock (or other equity security), usually at a fixed price within a specified period of time. Until conversion, the holder receives the interest paid on a convertible bond or the dividend preference of a preferred stock.

    Convertible securities have an "investment value" which is the theoretical value determined by the yield it provides in comparison with similar securities without the conversion feature. The investment value changes based upon prevailing interest rates and other factors. They also have a "conversion value" which is the worth in market value if the security were exchanged for the underlying equity security. Conversion value fluctuates directly with the price of the underlying security. If conversion value is substantially below investment value, the price of the convertible security is governed principally by its investment value. If the conversion value is near or above investment value, the price of the convertible security generally will rise above investment value and may represent a premium over conversion value due to the combination of the convertible security's right to interest (or dividend preference) and the possibility of capital appreciation from the conversion feature. A convertible security's price, if influenced primarily by its conversion value, will generally yield less than a senior non-convertible security of comparable investment value. Convertible securities may be purchased at varying price levels above their investment values or conversion values. However, there is no assurance that any premium above investment value or conversion value will be recovered because prices change and, as a result, the ability to achieve capital appreciation through conversion may never be realized.

Initial Public Offerings - The Fund also may invest in Initial Public Offerings ("IPOs") of equity securities. IPOs involve special risks because they are new issues and have not been previously publicly traded. Some of these risks include, but are not limited to, unseasoned trading, lack of investor knowledge of the company and limited operating history, all of which may contribute to price volatility.

Other Investment Companies – The Fund may invest in shares of other investment companies including shares of closed-end investment companies, unit investments trusts, open-end investment companies and exchange-traded funds ("ETFs"). Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but may involve additional expenses. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or discount to their net asset value. Others are continuously offered at their net asset value, but may also be traded in the secondary market. ETFs are entities that acquire and hold either: (i) shares of all the companies that are represented by a particular index in the same proportion that is represented by the indices themselves; or (ii) shares of a sampling of the companies that are represented by a particular index in a proportion meant to the performance of the entire index.

    Federal law prohibits the Fund from acquiring shares of other investment companies, if immediately after such acquisition, the Fund and its affiliated persons would hold more than 3% of the other investment companies outstanding stock. As noted above, investments in other investment companies involve additional fees. The purchase and sale of other investment companies may include brokerage commissions. The Fund may be limited in its ability to redeem its shares of other investment companies

Special Corporate Situation Investments - The Fund may invest in securities of companies that may be involved in special corporate situations, the occurrence of which would favorably affect the values of the companies' equity securities. Such situations could include, among other developments, the following: a change in management or management policies; the acquisition of a significant equity position in the company by an investor or investor group; a merger, reorganization or the sale of a division; the spin-off of a subsidiary, division, or other substantial assets; or a third-party or issuer tender offer. The primary risk of this type of investing is that if the contemplated transaction is abandoned, revised, delayed or becomes subject to unanticipated uncertainties, the market price of the securities may decline below the purchase price paid by the Fund.

    In general, securities that are the subject of a special corporate situation sell at a premium to their market prices immediately prior to the announcement of the situation. However, the increased market price of these securities sometimes reflects a discount from what the stated or appraised value of the security would be if the contemplated transaction were approved or consummated. These investments may be advantageous when the following occur: (1) the discount significantly overstates the risk of the contingencies involved; (2) the discount significantly undervalues the securities, assets or cash to be received by shareholders of the prospective portfolio company as a result of the contemplated transactions; or (3) the discount fails adequately to recognize the possibility that the offer or proposal may be replaced or superseded by an offer or proposal of greater value. The evaluation of these contingencies requires unusually broad knowledge and experience on the part of the Adviser, which must appraise not only the value of the issuer and its component businesses as well as the assets or securities to be received as a result of the contemplated transaction, but also the financial resources and business motivation of the offeror as well as the dynamics of the business climate when the offer or proposal is in progress.

    The Fund's special corporate situation investments may tend to increase its turnover ratio, thereby increasing its brokerage and other transaction expenses. The Adviser attempts to select investments of the type described that, in its view, have a reasonable prospect of capital appreciation that is significant in relation to both the risk involved and the potential of available alternate investments.

    FIXED INCOME SECURITIES - The Fund may invest in bonds and other types of debt obligations of U.S. and foreign issuers. Fixed income securities purchased by the Fund may include, among others: bonds, notes and debentures issued by corporations; debt securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities ("U.S. Government Securities"); municipal securities; mortgage-backed and asset-backed securities; and debt securities issued or guaranteed by foreign governments, their agencies, instrumentalities or political subdivisions, or by government owned, controlled or sponsored entities, including central banks. The Fund has no restrictions regarding the rating or credit quality of the debt securities it may purchase or hold in its portfolio. Investors should recognize that, although securities ratings issued by Standard & Poor's Ratings Group, a division of The McGraw-Hill Companies, Inc. ("S&P") and Moody's Investors Service, Inc. ("Moody's") or any other nationally recognized statistical rating organization ("NRSRO’s") provide a generally useful guide as to credit risks, they do not offer any criteria to evaluate interest rate risk. Changes in interest rate levels generally cause fluctuations in the prices of fixed income securities and will, therefore, cause fluctuations in the net asset value per share of the Fund. Subsequent to the purchase of a fixed income security by the Fund, the ratings or credit quality of such security may deteriorate. Subsequent adverse changes in the rating or quality of a security held by the Fund would not require the Fund to sell the security.

Variable and Floating Rate Securities - Fixed income securities purchased by the Fund may include variable and floating rate securities. The interest rates payable on these securities are adjusted either at pre-designated periodic intervals or whenever there is a change in an established market rate of interest. Other features may include a right whereby the Fund may demand prepayment of the principal amount prior to the stated maturity (a "demand feature") and the right of an issuer to prepay the principal amount prior to maturity. One benefit of variable and floating rate securities is that, because of interest rate adjustments on the obligation, changes in market value that would normally result from fluctuations in prevailing interest rates are reduced. One benefit of a demand feature is enhanced liquidity.

Non-Investment Grade Debt Securities - The Fund may invest in both investment grade and non-investment grade debt securities. Non-investment grade debt securities (typically called "junk bonds") are securities that are considered to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal.

    Companies that issue certain of these debt securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher-grade securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of these securities may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations also may be affected adversely by specific corporate developments, forecasts or the unavailability of additional financing. The risk of loss because of default by the issuer is significantly greater for the holders of these securities because such securities generally are unsecured and often are subordinated to other creditors of the issuer.

    Because there is no established retail secondary market for many of these debt securities, the Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market for these securities does exist, it generally is not as liquid as the secondary market for higher-grade securities. The lack of a liquid secondary market may have an adverse impact on market price and yield and the Fund's ability to dispose of particular issues when necessary to meet the Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund's portfolio and calculating its net asset value. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of these securities. In such cases, judgment may play a greater role in valuation because less reliable, objective data may be available.

    These debt securities also may be particularly susceptible to economic downturns. It is likely that an economic recession could disrupt severely the market for such securities and may have an adverse impact on the value of such securities. In addition, it is likely that any such economic downturn could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and increase the incidence of default for such securities.

    The Fund may acquire these securities during an initial offering. Such securities may involve special risks because they are new issues. The Fund has no arrangement with any person concerning the acquisition of such securities, and the Adviser will review the credit and other characteristics pertinent to such new issues.

Zero Coupon Securities - Fixed income securities purchased by the Fund may include zero coupon securities. These securities do not pay any interest until maturity and, for this reason, zero coupon securities of longer maturities may trade at a deep discount from their face or par values and may be subject to greater fluctuations in market value than ordinary debt obligations of comparable maturity. Current federal tax law requires the holder of a zero coupon security to accrue a portion of the discount at which the security was purchased as income each year even though the holder receives no interest payment that year.

    FOREIGN SECURITIES - Although the Fund invests principally in equity securities of U.S. companies, it may invest in equity and fixed income securities of foreign issuers, including depository receipts (such as American Depository Receipts) that represent an indirect interest in securities of foreign issuers. Investments in foreign securities are affected by risk factors generally not thought to be present in the U.S. With respect to such securities, there may be more limited information publicly available concerning the issuer than would be the case with respect to domestic securities, different accounting standards may be used by foreign issuers and foreign trading markets may not be as liquid as U.S. markets. Foreign securities also involve such risks as currency risks, possible imposition of withholding or confiscatory taxes, possible currency transfer restrictions, expropriation or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. These risks may be greater in emerging markets and in less developed countries.

    The purchase of securities denominated in foreign currencies will subject the value of the Fund's investments in those securities to fluctuations due to changes in foreign exchange rates. To hedge against the effects of changes in foreign exchange rates, the Fund may enter into foreign exchange contracts. These contracts represent agreements to exchange an amount of currency at an agreed upon future date and rate. The Fund will generally use foreign exchange contracts only to "lock in" the price in U.S. dollars of a foreign security that the Fund plans to purchase or to sell, but in certain limited cases may use such contracts to hedge against an anticipated substantial decline in the price of a foreign currency against thus. dollar that would adversely affect the U.S. dollar value of foreign securities held by the Fund. Foreign exchange contracts will not be used in all cases and, in any event, cannot completely protect the Fund against all changes in the values of foreign securities resulting from fluctuations in foreign exchange rates. For hedging purposes, the Fund may also use options on foreign currencies, which expose the Fund to certain risks. See "DERIVATIVE INVESTMENTS -- Options on Foreign Currency."

    CASH AND CASH EQUIVALENTS - Although the Fund’s primary investment objective is growth, and the Fund intends to be primarily invested in common stocks, the Fund also may invest in cash, cash equivalents and repurchase agreements. Cash and cash equivalent securities will generally be retained by the Fund in an amount sufficient to provide moderate liquid reserves so that the Fund has sufficient cash to meet shareholder redemption requests and other operating expenses. In addition, if the Fund’s Adviser believes the market conditions are unfavorable for profitable investing, or when the Adviser is otherwise unable to locate attractive investment opportunities, the Fund’s position in cash or cash equivalent securities may increase. There is no limitation as to the percentage of Fund assets that may be invested in cash or cash equivalents. Certain circumstances, such as significant adverse market, economic, and political circumstances may arise in which the Fund takes a temporary defensive position. For defensive purposes, the Fund may temporarily invest all or a substantial portion of its assets in high quality fixed income securities and money market instruments, or may temporarily hold cash in such amounts as the Adviser deems appropriate.

Money market instruments are high quality, short-term fixed income obligations (which generally have remaining maturities of one year or less), and may include: U.S. Government Securities; commercial paper; certificates of deposit and banker's acceptances issued by domestic branches of United States banks that are members of the Federal Deposit Insurance Corporation; and repurchase agreements for U.S. Government Securities. In lieu of purchasing money market instruments, the Fund may purchase shares of money market mutual funds that invest primarily in U.S. Government Securities and repurchase agreements involving those securities, subject to certain limitations imposed by the 1940 Act. The Fund, as an investor in a money market fund, will indirectly bear the fees and expenses of that fund, which will be in addition to the fees and expenses of the Fund.

Repurchase Agreements - The Fund may enter into repurchase agreements involving the types of securities which are eligible for purchase by the Fund. However, there is no limitation upon the maturity of the securities underlying the repurchase agreements. Repurchase Agreements may be utilized by the Fund in lieu of purchasing money market instruments. Repurchase agreements, which may be viewed as a type of secured lending by the Fund, typically involve the acquisition by the Fund of debt securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities (collectively, "U.S. Government Securities") or other securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell back to the institution, and that the institution will repurchase, the underlying security ("collateral") at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The Fund will receive interest from the institution until the time when the repurchase is to occur. Although such date is deemed to be the maturity date of a repurchase agreement, the maturities of securities subject to repurchase agreements are not subject to any limits and may exceed one year.

    Repurchase agreements involve certain risks not associated with direct investments in debt securities. Repurchase agreements are agreements under which the Fund purchases securities from a bank or a securities dealer that agrees to repurchase the securities from the Fund at a higher price on a designated future date. If the seller under a repurchase agreement becomes insolvent, the Fund's right to dispose of the securities may be restricted, or the value of the securities may decline before the Fund is able to dispose of them. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before the repurchase of the securities under a repurchase agreement is accomplished, the Fund may encounter delay and incur costs, including a decline in the value of the securities, before being able to sell the securities. If the seller defaults, the value of such securities may decline before the Fund is able to dispose of them. If the Fund enters into a repurchase agreement that is subject to foreign law and the other party defaults, the Fund may not enjoy protections comparable to those provided to certain repurchase agreements under U.S. bankruptcy law, and may suffer delays and losses in disposing of the collateral as a result.

Reverse Repurchase Agreements – The Fund also may enter into reverse repurchase agreements. Under a reverse repurchase agreement, the Fund agrees to sell a security in its portfolio and then to repurchase a security at an agreed-upon price, date and interest payment. The Fund will maintain cash or high-grade liquid debt securities with a value equal or greater to the Fund’s obligation under the agreement, including accrued interest, in a segregated account with the Fund’s custodian. The securities subject to reverse repurchase agreements will be marked-to-market daily. Although reverse repurchase agreements are borrowings under the 1940 Act, the Fund does not treat these agreements as borrowings under its investment restriction so long as the segregated account is properly maintained.

    LIMITED DIVERSIFICATION - As a "non-diversified" investment company, the Fund is not subject to the provisions of the 1940 Act that otherwise would limit the percentage of its assets that may be invested in the securities of a single issuer. However, the Fund intends to comply with the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the "Code"). Under these requirements, at the end of each quarter of the Fund's taxable year, at least 50% of the market value of the Fund's total assets must be invested in cash, U.S. Government Securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited (for purposes of this calculation) to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer.

Under the Fund's policies, a relatively high percentage of its assets may be invested in the securities of a limited number of issuers, some of which may be within the same industry or economic sector. The Fund's portfolio may therefore be more susceptible to any single economic, political or regulatory occurrence and may be more volatile than the portfolio securities of a "diversified" investment company. Therefore, an investment in the Fund involves greater risks than an investment in a "diversified" investment company.

    PORTFOLIO TURNOVER - The portfolio turnover rate is a measure of portfolio activity. The Fund will sell portfolio securities when the Adviser believes an investment has reached its maximum potential or no longer meets the Adviser’s selection criteria. In addition, the Fund may purchase securities in anticipation of short-term gains. Short-term transactions also could result from liquidity needs, interest rate fluctuations or other economic conditions not foreseen at the time of investment. Because of the non-diversified status of the Fund and the factors discussed above, the Fund may have a higher portfolio turnover rate - 100% or more. A higher portfolio turnover rate may result in increased transaction costs, such as brokerage fees, which may offset the Fund’s performance gains. Higher portfolio turnover also may result in higher taxable income for portfolio shareholders. The portfolio turnover rate generally will not be a factor in making investment decisions.

    SHORT SALES – The Fund may engage in short sale transactions when and to the extent deemed advisable by the Adviser. Short selling involves the sale of borrowed securities in anticipation that the market price of the security will decline. When the Fund makes a short sale, it must borrow the security sold short to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. The Fund may have to pay a premium to borrow the security and is obligated to pay the lender amounts equal to any dividends or interest that accrue during the period of the loan. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss. Conversely, if the price declines, the Fund will realize a gain. Any gain will be decreased, and any loss increased, by the premium and transaction costs described above. Although the Fund's gain is limited to the price at which it sold the security short, the potential loss is theoretically unlimited.

    While the short sale is outstanding, the Fund is required to collateralize its obligations, which has the practical effect of limiting the extent to which the Fund may engage in short sales. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet its margin requirements, until the short position is closed out. In general, the Fund will also be required to pledge additional cash or liquid securities to the broker as collateral for its obligations, such that the cash held by the broker and the additional pledged cash and securities equals at least 150% of the current market value of the securities sold short. Until the Fund closes its short position, the Fund will be required to (a) maintain with its custodian a segregated account, which will be marked to market daily, containing cash or liquid securities (which may include equity securities) such that (i) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will equal the current market value of the security sold short or (b) otherwise cover the Fund's short position (known as a short sale "against-the-box"). The Fund may also cover its short position by owning the security sold short or by holding a call option on the security with a strike price no higher than the price at which the security was sold.

    The Fund may make a short sale in order to hedge against market risks when it believes that the price of a security owned by the Fund may decline or when the Fund does not want to sell the security it owns. The Fund will incur transaction costs, including interest expense, in connection with opening, maintaining and closing short sales.

    WHEN-ISSUED AND DELAYED DELIVERY SECURITIES - The Fund may purchase or sell securities on a when-issued or delayed delivery basis subject to applicable limits under the 1940 Act. In these transactions, securities are purchased or sold by the Fund with payment and delivery taking place as much as a month or more in the future. The Fund engages in these transactions to secure an advantageous price or yield at the time of entering into the transactions. However, the value of securities purchased on a when-issued or delayed delivery basis is subject to market fluctuation such that a loss may occur if the value of the security to be purchased declines prior to the settlement date, or if the value of the security to be sold increases prior to the settlement date. No dividends or interest accrues to the purchaser during the period before the settlement date. The Fund will not enter into a when-issued and delayed delivery transaction, if as a result, when-issued and delayed delivery positions which are not "covered" would exceed one-third of the value of the Fund’s total assets. For this purpose, a position will be "covered" if the Fund’s custodian maintains, in a segregated account for the Fund, cash and other liquid securities held by the Fund and having a value (determined daily) equal to or greater than the position.

    ILLIQUID SECURITIES - The Fund may invest up to 15% of the value of its net assets in illiquid securities. Illiquid securities are those securities that the Fund cannot sell or dispose of in the ordinary course of business within seven days at approximately the value at which the Fund carries the securities. These securities include restricted securities and repurchase agreements maturing in more than seven days. Restricted securities are securities that may not be sold to the public without an effective registration statement under the Securities Act of 1933, as amended (the "1933 Act"), and thus, may be sold only in privately negotiated transactions or pursuant to an exemption from registration. Subject to the adoption of guidelines by the Board of Directors of the Corporation, certain restricted securities that may be sold to institutional investors pursuant to Rule 144A under the 1933 Act and non-exempt commercial paper may be determined to be liquid by the Adviser. Illiquid securities involve the risk that the securities will not be able to be sold at the time desired by the Adviser or at prices approximating the value at which the Fund is carrying the securities.

    LENDING PORTFOLIO SECURITIES - The Fund may lend its portfolio securities to brokers, dealers and financial institutions as permitted under the 1940 Act. Currently the 1940 Act requires that the value of the loaned securities may not exceed one-third of the Fund’s total net assets and loans of the portfolio securities are fully collateralized based on the values that are marked-to-market daily. These loans will be secured by collateral (consisting of cash, U.S. Government Securities or irrevocable letters of credit) maintained in an amount equal to at least 100% of the market value, determined daily, of the loaned securities. The Fund may, subject to certain notice requirements, at any time call the loan and obtain the return of the securities loaned. The Fund will be entitled to payments equal to the interest and dividends on the loaned securities and may receive a premium for lending the securities. The advantage of such loans is that the Fund continues to receive the income on the loaned securities while at the same time earning interest on the cash amounts deposited as collateral, which will be invested in short-term investments.

    A loan may be terminated by the borrower on one business day's notice, or by the Corporation on four business days' notice. If the borrower fails to deliver the loaned securities within four days after receipt of notice, the Corporation could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost exceeding the collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. In addition, securities lending involves a form of leverage, and the Fund may incur a loss if securities purchased with the collateral from securities loans decline in value or if the income earned does not cover the Funds transactions costs. However, loans of securities will only be made to firms deemed by the Board of Directors to be creditworthy (such creditworthiness will be monitored on an ongoing basis) and when the income which can be earned from such loans justifies the attendant risks. Upon termination of the loan, the borrower is required to return the securities. Any gain or loss in the market price during the loan period would inure to the Fund.

    DERIVATIVES - The Fund may, but is not obligated to, invest in derivatives, to include but not limited to, futures, forward contracts and foreign exchange contracts, options on individual securities, options on securities indices, options on foreign currency and warrants (collectively, "Derivatives"). It may do so for a variety of reasons, including to hedge certain market risks, to provide a substitute for purchasing or selling particular securities or to increase potential income gain. Derivatives may provide a less costly, quicker or more specifically focused way for the Fund to invest than "traditional" securities and currencies would. The principal derivatives transactions in which the Fund may engage are noted and described in detail below. The discussion below also provides information regarding the risks associated with those transactions and other transactions in derivatives in which the Fund may engage, as well as the risk of derivatives generally and use of options on securities indices.

    Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the Fund's portfolio as a whole. Derivatives permit the Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities or currencies.

    Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on the Fund's performance.

    Derivatives may be purchased on established exchanges or over-the-counter through privately negotiated transactions. Exchange-traded derivatives generally are guaranteed by the clearing agency, which is the issuer or counter party to such derivatives. This guarantee usually is supported by a daily payment system (i.e., variation margin requirements) operated by the clearing agency in order to reduce settlement risks. As a result, unless the clearing agency defaults, there is relatively little counter party credit risk associated with derivatives purchased on an exchange. By contrast, no clearing agency guarantees over-the-counter derivatives. Therefore, each party to an over-the-counter derivative bears the risk that the counter party will default. Accordingly, the Investment Adviser will consider the creditworthiness of counter parties to over-the-counter derivatives in the same manner as it would review the credit quality of a security to be purchased by the Fund. Over-the-counter derivatives are less liquid than exchange-traded derivatives since the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it.

Futures contract – The Fund may purchase futures contract for securities and currencies. Future contracts are exchange-traded agreements to buy or sell a security or a basket of securities at a specified price at a future date unless the contract is closed before the delivery date. The Fund also may enter into closing purchase and sale transactions with respect to these futures contracts. The Fund will engage in futures transactions only for bona fide hedging or other appropriate risk management purposes. All futures contracts entered into by the Fund are traded on U.S. exchanges or boards of trade licensed and regulated by the Commodity Futures Trading Commission (the "CFTC") or on foreign exchanges, and the Fund's futures transactions must constitute permissible transactions pursuant to regulations promulgated by the CFTC.

    When securities prices are falling, the Fund may offset a decline in the value of its current portfolio securities through the sale of futures contracts. When prices are rising, the Fund can attempt to secure better prices than might be available when it intends to buy securities through the purchase of futures contracts. Similarly, a Fund can sell futures contracts on a specified currency in an attempt to protect against a decline in the value of that currency and its portfolio securities denominated in that currency. The Funds can buy futures contracts on a foreign currency to fix the price in U.S. dollars of a security denominated in that currency that the Fund has purchased or expects to buy.

    Positions taken in the futures markets are not normally held to maturity, but are liquidated through offsetting transactions that may result in a profit or a loss. While the Fund's futures contracts on securities and currencies will usually be liquidated in this manner, the Fund may instead make or take delivery of the underlying securities or currencies whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures on securities or currencies are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

    To the extent the Fund enters into a futures contract, it will maintain a segregated account with its custodian bank, cash or U.S. Treasury obligations equal to a specified percentage of the value of the futures contract (the initial margin), as required by the relevant contract market and futures commission merchant. The futures contract will be marked-to-market daily. Should the value of the futures contract decline relative to the Fund's position, the Fund, if required by law, will pay the futures commission merchant an amount equal to the change in value.

    Although financial futures contracts by their terms call for the actual delivery or acquisition of securities, or the cash value of the index, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities or cash. A contractual obligation is offset by buying (or selling, as the case may be) on a commodities exchange an identical financial futures contract calling for delivery in the same month. This transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities or cash. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, the Fund will incur brokerage fees when it buys or sells financial futures contracts.

Forward contracts and foreign exchange contracts - The Fund is authorized to enter into forward contracts and foreign exchange contracts. A forward contract is a legal contract between two parties to purchase and sell a specific quantity of a financial instrument, such as a Government security, at a price specified at the time of the contract with delivery at a specified future date. Forward contracts generally lack liquidity and there is a risk of default by the counter party. To mitigate the risk of forward contracts, the Fund monitors the credit worthiness of the counter party. Foreign exchange contracts represent agreements to exchange an amount of currency at an agreed upon future date and rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. A foreign exchange contract generally has no deposit requirement, and such transactions do not involve commissions. By entering into a foreign exchange contract for the purchase or sale of the amount of foreign currency invested in an equity or fixed income security of a foreign issuer (a "foreign security"), the Fund can hedge against possible variations in the value of the dollar versus the subject currency either between the date the foreign security is purchased or sold and the date on which payment is made or received ("transaction hedging"), or during the time the Fund holds the foreign security ("position hedging"). Hedging against a decline in the value of a currency through the use of foreign exchange contracts does not eliminate fluctuations in the prices of securities or prevent losses if the prices of securities decline. Hedging transactions preclude the opportunity for gain if the value of the hedged currency should rise. If the Fund enters into a "position hedging transaction," which is the sale of forward non-U.S. currency with respect to a security held by it and denominated in such foreign currency, the Trust's custodian will place cash or liquid securities in a separate account in an amount equal to the value of the Fund's total assets committed to the consummation of such forward contract. If the value of the securities placed in the account declines, additional cash or securities will be placed in the account so that the value of cash or securities in the account will equal the amount of the Fund's commitments with respect to such contracts. Foreign exchange contracts will not be used in all cases and, in any event, cannot completely protect the Fund against all changes in the values of foreign securities resulting from fluctuations in foreign exchange rates.

Options on securities - The Fund may purchase call and put options on securities to seek capital appreciation or for hedging purposes. The Fund may also write and sell covered call and put options for hedging purposes. A put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at a stated exercise price at any time prior to the expiration of the option. Similarly, a call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at a stated exercise price at any time prior to the expiration of the option.

    A call option written by the Fund is "covered" if the Fund owns the underlying security or holds related securities (i.e., securities whose price movements correlate to the price movements of the securities underlying the option) during the term of the option. By writing a covered call option, the Fund foregoes the opportunity to realize any appreciation in the market price of the underlying security above the exercise price and incurs the risk of having to continue to hold a security that it might otherwise have subsequently determined to sell based on investment considerations. A put option written by the Fund is "covered" (i) if the Fund maintains at all times cash, U.S. Government Securities or other liquid securities having a value equal to the option exercise price in a segregated account with the Fund's custodian, (ii) by segregating an equal value of such liquid securities on the Fund's books, or (iii) if the Fund has bought and holds a put on the same security (and on the same amount of securities) where the exercise price of the put held by the Fund is equal to or greater than the exercise price of the put written by the Fund.  By writing a put option, the Fund is exposed to the risk, during the term of the option, of a decline in the price of the underlying security, which the Fund would be required to purchase at a higher price.

    After the Fund has written an option, it may close out its position by purchasing an option on the same security with the same exercise price and expiration date as the option that it has previously written on the security.  The Fund will realize a profit or loss if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, the Fund would ordinarily make a similar "closing sale transaction," which involves liquidating the Fund's position by selling the option previously purchased, although the Fund would be entitled to exercise the option should it deem it advantageous to do so.

    The Fund may also invest in so-called "synthetic" options or other derivative instruments written by broker-dealers, including options on baskets of specified securities. Synthetic options transactions involve the use of two financial instruments that, together, have the economic effect of an options transaction. The risks of synthetic options are generally similar to the risks of actual options, with the addition of increased market risk, liquidity risk, counter party credit risk, legal risk and operations risk. Other derivative instruments written by broker-dealers, which may be utilized by the Fund, include derivative instruments that are both consistent with the Fund's investment objective and legally permissible for the Fund. The risks of such derivative instruments include market risk, liquidity risk, counter party credit risk, legal risk and operations risk. Synthetic options transactions and transactions involving other derivative instruments are deemed to be subject to the Fund's limitation on the purchase of illiquid securities.

    Options transactions may be effected on securities exchanges or in the over-the-counter market. The Fund's over-the-counter options positions may be of the American or the European variety. The holder may exercise an American style option at any time after it is purchased until it expires. A European style option may be exercised only on its expiration date. When options are purchased over-the-counter, the Fund bears the risk that the counter party that wrote the option will be unable or unwilling to perform its obligations under the option contract. In addition, the Fund may have difficulty closing out its positions in over-the-counter options, which could result in losses to the Fund. Options transactions that are effected in the over-the-counter market are subject to the Fund's limitation on the purchase of illiquid securities.

Options on securities indices - The Fund may purchase and may write and sell call and put options on stock indices (such as the S&P 500 Index) listed on national securities exchanges or traded in the over-the-counter market for hedging purposes. A stock index fluctuates with changes in the market values of the stocks included in the index. The effectiveness of purchasing or writing stock index options to hedge the Fund's investment positions will depend upon the extent to which price movements of securities held by the Fund correlate with price movements of the stock index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Fund will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than movements in the price of a particular stock. Accordingly, successful use by the Fund of options on stock indexes will be subject to the Investment Adviser's ability to predict correctly movements in the direction of the stock market generally or of a particular industry or market segment. This requires different skills and techniques than predicting changes in the price of individual stocks.

    A put option on an index may be purchased to hedge against a general decline in the stock market or in a particular market segment or industry. A call option on an index may be purchased in an attempt to reduce the risk of missing a general market advance or an increase in the prices of securities within a particular market segment or industry.

    Put and call options on stock indices written by the Fund must be "covered." A call option on an index written by the Fund will be covered if the Fund segregates in a separate account with its custodian cash, U.S. Government Securities or other liquid securities with a value equal to its obligations under the option or segregates an equal value of such liquid securities on the Fund's books. A put option written on an index will be "covered" (i) if the Fund maintains cash, U.S. Government Securities or other liquid securities with a value equal to the exercise price of the option in a segregated account with its custodian, (ii) segregates an equal amount of such liquid securities on the Fund's books, or (iii) if the Fund has bought and holds a put on the same index (and in the same amount) where the exercise price of the put held is equal to or greater than the exercise price of the put written.

    The purchase and sale of options on securities indices will be subject to risks applicable to options transactions generally. In addition, the distinctive characteristics of options on indices create certain risks that are not present with securities options. Index prices may be distorted if trading of certain securities included in the index is interrupted. Trading in index options also may be interrupted in certain circumstances such as if trading were halted in a substantial number of securities included in the index or if dissemination of the current level of an underlying index is interrupted. If this occurred, the Fund would not be able to close out options that it had purchased and, if restrictions on exercise were imposed, may be unable to exercise an option it holds, which could result in losses if the underlying index moves adversely before trading resumes. However, it is the Fund's policy to purchase options only on indices that include a sufficient number of securities so that the likelihood of a trading halt in the index is minimized.

    The purchaser of an index option may also be subject to a timing risk. If an option is exercised by the Fund before final determination of the closing index value for that day, the risk exists that the level of the underlying index may subsequently change. If such a change caused the exercised option to fall out-of-the-money (that is, the exercising of the option would result in a loss, not a gain), the Fund would be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer. Although the Fund may be able to minimize this risk by withholding exercise instructions until just before the daily cutoff time, it may not be possible to eliminate this risk entirely because the exercise cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced. Alternatively, when the index level is close to the exercise price, the Fund may sell rather than exercise the option. Although the markets for certain index option contracts have developed rapidly, the markets for other index options are not as liquid. The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop in all index option contracts. The Fund will not purchase or sell any index option contract unless and until in the opinion of the Adviser the market for such options has developed sufficiently that such risk in connection with such transactions is no greater than such risk in connection with options on securities.

Options on foreign currencies - The Fund may write and purchase covered put and call options on foreign currencies. The Fund may engage in these transactions for the purpose of protecting against declines in the U.S. dollar value of portfolio securities or in the U.S. dollar of dividends or interest expected to be received on those securities. These transactions may also be used to protect against increases in the U.S. dollar cost of securities to be acquired by the Fund. As with other types of options, however, writing an option on foreign currency constitutes only a partial hedge, up to the amount of the premium received, and the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. Certain options on foreign currencies are traded on the over-the-counter market and involve liquidity and credit risks that may not be present in the case of exchange traded currency options.

Swaps - The Fund is authorized to participate in other derivative transactions. The Fund may take advantage of opportunities in the area of swaps, swaptions and certain other customized derivative instruments (provided such other instruments are used in a manner consistent with the Fund's investment objectives and investment restrictions).

    A swap is a contract under which two parties agree to make payments to each other based on specified interest rates or the value of an index or other instrument, applied to a stated or "notional" amount. Swaps in which the Fund may participate generally can be classified as interest rate swaps, currency swaps or equity swaps, depending on the type of index or instrument used to calculate the payments. Such swaps would increase or decrease the Fund's investment exposure to the particular interest rate, currency or equity involved. A swaption is an option entitling one party to enter into a swap agreement with a counter party. In addition to swaps and swaptions, the Fund may become a party to various other customized derivative instruments entitling the counter party to certain payments on the gain or loss on the value of an underlying or referenced instrument. Certain swaps, swaptions and other derivative instruments may be subject to various types of risks, including market risk, liquidity risk, counter party credit risk, legal risk and operations risk. In addition, swaps and other derivatives can involve significant economic leverage and may, in some cases, involve significant risks of loss.

    * Future Developments – The Fund may take advantage of opportunities in the area of options, futures, options on futures and any other derivative instruments that are not presently contemplated for use by the Fund or that are not currently available, but which may be developed, to the extent such opportunities are consistent with the Fund’s investment goals and legally permissible for the Fund.

    Except as otherwise may be stated, all percentage limitations on the Fund's investment practices apply at the time of an investment or a transaction. A later change in any percentage resulting from a change in value of the investment or the total value of the Fund's assets will not constitute a violation of such restriction.

INVESTMENT RESTRICTIONS

    The Fund has adopted various investment restrictions on its investment activities. Certain of these are fundamental policies, which cannot be changed without approval by the holders of a majority, as defined in the Investment Company Act of 1940 (the "1940 Act"), of the Fund's outstanding voting shares. For the Fund to alter a fundamental policy requires the affirmative vote of the holders of (a) 67% or more of the shares of the Fund present at a meeting of shareholders, if the holders of at least 50% of the outstanding shares of the Fund are present or represented by proxy or (b) more than 50% of the outstanding shares of the Fund, whichever is less.

    Under its fundamental policies, the Fund may not:

1. Invest more than 25% of the value of its total assets in the securities of issuers in any single industry, provided that there shall be no limitation on the purchase of U.S. Government securities.

2. Purchase or sell commodities, except that the Fund may purchase and sell futures contract on financial instruments, foreign currency and options on foreign currency and may enter into forward foreign currency exchange contracts in connection with its investments in foreign securities.

3. Purchase or sell real estate or interests therein, or purchase oil, gas or other mineral leases, rights or royalty contracts or development programs, except that the Fund may invest in the securities of issuers engaged in the foregoing activities and may invest in securities secured by real estate or interests therein.

4. Issue senior securities as defined by the 1940 Act or borrow money, except that the Fund may borrow from banks for temporary extraordinary or emergency purposes (but not for investment) in an amount as permitted by the 1940 Act (calculated at the time of the borrowing). The Fund may not make additional investments while it has any borrowings outstanding. This restriction shall not be deemed to prohibit the Fund from purchasing or selling securities on a when-issued or delayed-delivery basis, or entering into repurchase agreements, lending portfolio securities, selling securities short, or writing covered put and call options on securities, stock indices and foreign currencies, in each case in accordance with such investment policies as may be adopted by the Board of Directors.

5. Underwrite the securities of other issuers, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities.

6. Make loans of money or securities, except that the Fund may lend money through the purchase of permitted investments, including repurchase agreements, and may lend its portfolio securities subject to the applicable percent of net assets limits prescribed by the 1940 Act, currently an amount not exceeding 33?% of the value of the Fund’s total assets.

    The Fund has adopted the following additional investment restrictions which are not fundamental and may be changed by the Board of Directors. Under these restrictions, the Fund may not:

1. Invest in the securities of a company for the purpose of exercising management or control; however, this shall not be deemed to prohibit the Fund from exercising voting rights with respect to its portfolio securities.

2. Pledge, mortgage, hypothecate or otherwise encumber its assets, except to secure permitted borrowings and to implement collateral and similar arrangements incident to permitted investment practices.

3. Purchase securities which are illiquid, including repurchase agreements maturing in more than seven days, if as a result more than 15% of the value of the Fund's net assets would be so invested.

4. Purchase securities of other investment companies, except to the extent permitted under the 1940 Act.

    The Board will give advance notice to shareholders of any change to these investment restrictions by filing with the SEC an amended Statement of Additional Information.

    Except as otherwise may be stated, all percentage limitations on the Fund's investment practices apply at the time of an investment or a transaction. A later change in any percentage resulting from a change in value of the investment or the total value of the Fund's assets will not constitute a violation of such restriction.

THE FUND’S INVESTMENT ADVISER

    Nicholas Company, Inc. (the "Adviser"), located at 700 North Water Street, Suite 1010, Milwaukee, Wisconsin 53202, is the investment adviser for the Fund, pursuant to the terms of an Investment Advisory Agreement by and between the Adviser and the Corporation, on behalf of the Fund. The Adviser furnishes the Fund with continuous investment service and is responsible for overall management of the Corporation’s business affairs, subject to supervision by the Fund's Board of Directors. The Adviser is the investment adviser to six other mutual funds and to approximately 25 institutions and individuals with substantial investment portfolios. The six other funds it advises are Nicholas Fund, Inc., Nicholas II, Inc., Nicholas Limited Edition, Inc., Nicholas Equity Income Fund, Inc., Nicholas Income Fund, Inc. and Nicholas Money Market Fund, Inc., with primary investment objectives and net assets set forth below.

Fund	Primary Investment Objective	Net Assets as of September 30, 2001
Nicholas Fund, Inc.	Long-term Growth	$2,858,300,435
Nicholas II, Inc.	Long-term Growth	512,014,743
Nicholas Limited Edition, Inc.	Long-term Growth	143,158,835
Nicholas Equity Income Fund, Inc.	Reasonable Income	16,441,080
Nicholas Income Fund, Inc.	High Current Income	116,437,387
Nicholas Money Market Fund, Inc.	Current Income	146,307,873

    The annual fee paid to the Adviser is paid monthly and is based on the average net asset value of the Fund, as determined by valuations made at the close of each business day of the month. The Fund’s base management fee is 1.50% of the Fund’s average net assets. For each month subsequent to the end of the first twelve months of operation, the base management fee of 1.50% of average net assets will be adjusted up or down by 25% of the difference between the Fund’s average annual total return and the average annual total return of the Fund’s benchmark, the Standard & Poor’s 500 Index, as measured for each from the inception date of the Fund. Once the Fund has had five years of continuous operation, the base management fee will be adjusted up or down by 25% of the difference between the Fund’s average annual total return and the average annual total return of the Fund’s benchmark, the Standard & Poor’s 500 Index, based on a five year monthly rolling average. The maximum adjustment up or down is 0.75%; therefore, the management fee may fluctuate between a minimum of 0.75% and maximum of 2.25% of net assets. For example, after the Fund has had 12 months of continuous operation, the Fund’s average annual total return is 10% and the average annual total return of the benchmark over the prior 12 months is 8%, the base fee of 1.50% would be adjusted upward by 0.50% to 2.00%. Conversely, if the Fund’s average annual total return over the period was 8% and the index average annual total return over the period was 10%, the base fee would be adjusted downward by 0.50% to 1.00%.

    Pursuant to an Investment Advisory Agreement with the Corporation, the Adviser, at its own expense and without reimbursement from the Fund, furnishes the Fund with office space, office facilities, executive officers and executive expenses (such as health insurance premiums for executive officers).  However, pursuant to the Investment Advisory Agreement, the Adviser may charge the Fund for certain costs incurred by it in connection with the same as well as for certain other administrative services provided to the Fund, subject to prior approval of the Board of Directors of the Fund.   The Adviser also pays all sales and promotional expenses of the Fund, other than expenses incurred in complying with laws regulating the issue or sale of securities. The Fund pays for all of its operating expenses, including, but not limited to, the costs of preparing and printing its registration statements required under the Securities Act and the 1940 Act, and any amendments thereto, the expense of registering its shares with the Securities and Exchange Commission and in the various states, the printing and distribution costs of prospectuses mailed to existing shareholders and to persons making unsolicited requests for information, the cost of stock certificates, reports to shareholders, interest charges, taxes and legal fees and expenses. Also included as operating expenses which are paid by the Fund are fees of directors who are not interested persons of the Adviser or officers or employees of the Fund, salaries of administrative and clerical personnel, association membership dues, auditing, accounting and tax consulting services, fees and expenses of any custodian or directors having custody of Fund assets, printing and mailing expenses, postage and charges and expenses of dividend disbursing agents, registrars and stock transfer agents, including the cost of keeping all necessary shareholder records and accounts and handling any problems related thereto, and certain other costs related to the aforementioned items.

    The Adviser, at its discretion, may voluntarily absorb certain fund operating expenses, excluding the management fee, on an annual basis. In the event of such absorption, the Fund’s total return would be higher than if the expenses were paid by the Fund. From time to time, and in its sole discretion, the Adviser reserves the right to decrease or increase the absorption amount of the Fund’s operating expenses.

    The Investment Advisory Agreement with the Adviser is not assignable and may be terminated by either party, without penalty, on 60 days notice. Otherwise, the Investment Advisory Agreement continues in effect so long as it is approved annually by (i) the Board of Directors or by a vote of a majority of the outstanding shares of the Fund and (ii) in either case, by the affirmative vote of a majority of directors who are not parties to the Investment Advisory Agreement or "interested persons" of the Adviser or of the Fund, as defined in the 1940 Act, cast in person at a meeting called for the purpose of voting for such approval.

    David O. Nicholas is the President and a Director of the Corporation and President, Chief Investment Officer and a Director of the Adviser. Jeffrey T. May is a Senior Vice-President, Secretary and Treasurer of the Fund and Senior Vice-President and Treasurer of the Adviser. Mark J. Giese is the Portfolio Manager and a Senior Vice-President of the Fund and a Vice-President of the Adviser.

MANAGEMENT – DIRECTORS, EXECUTIVE OFFICERS

AND PORTFOLIO MANAGER OF THE FUND

    The officers of the Fund under the control and direction of its Board of Directors conduct the overall operations of the Fund. The Board of Directors governs the Fund and is responsible for protecting the interests of shareholders. The Board of Directors consists of individuals who meet periodically throughout the year to oversee the Fund’s activities and review the Fund’s performance. The following table sets forth the pertinent information about the Fund's officers and directors as of September 30, 2001:
Name, Age and Address	Position Held with Fund	Principal Occupations During Past 5 Years
David O. Nicholas, 40 700 North Water Street Milwaukee, WI 53202	Director and President	President, Chief Investment Officer and Director, Nicholas Company, Inc., the Adviser to the Fund and employed by the Adviser since 1985. He has been Portfolio Manager for, and primarily responsible for the day-to-day management of the portfolios of Nicholas II, Inc. and Nicholas Limited Edition, Inc. since March 1993. He also has been Co-Portfolio Manager of the Nicholas Fund, Inc. since November 1996, Nicholas Income Fund, Inc. since April 2001 and Nicholas Equity Income Fund, Inc. since July 2001. He is a Chartered Financial Analyst.
Additional Director to be named
Additional Director to be named
Jeffrey T. May, 45 700 North Water Street Milwaukee, WI 53202	Senior Vice President, Secretary and Treasurer	Senior Vice President and Treasurer of Nicholas Company, Inc., the Adviser to the Fund and employed by the Adviser since 1987. He is a Certified Public Accountant.
Mark J. Giese, 30 700 North Water Street Milwaukee, WI 53202	Senior Vice President and Portfolio Manager	Vice President of Nicholas Company, Inc., the Adviser to the Fund, and employed by the Adviser since 1994. He is a Certified Public Accountant and a Chartered Financial Analyst.

    See "The Fund’s Investment Adviser" for a description of the relationships of the officers of the Fund to the Adviser and the family relationships between directors of the Adviser and officers and directors of the Fund.

    The Investment Advisory Agreement between the Fund and Corporation states that the Fund shall pay the fees of directors who are not interested persons of Nicholas Focus Fund. The amount of such fees is subject to increase or decrease at any time.

    The table below sets forth the aggregate compensation received by all directors of the Fund during the fiscal year ended December 31, 2001. No officers of the Fund receive any compensation from the Fund, but rather, are compensated by the Adviser in accordance with its Investment Advisory Agreement with the Fund.

                                                Aggregate                     Pension or Retirement           Estimated                               Total Compensation
                                            Compensation                    Benefits Accrued As      Annual Benefits                        From Fund and Fund
Name                                   From the Fund                 Part of Fund Expenses    Upon Retirement                   Complex Paid to Directors (1)

David O. Nicholas (2)                   $0                                     $0                                   $0                                                         $0

____________

(1) During the fiscal year ended December 31, 2001, the Fund and other funds in the Nicholas Fund Complex (i.e., those funds which also have Nicholas Company, Inc. as their investment adviser, namely Nicholas Fund, Inc., Nicholas Equity Income Fund, Inc., Nicholas II, Inc., Nicholas Limited Edition, Inc., Nicholas Income Fund, Inc. and Nicholas Money Market Fund, Inc.) compensated those directors who are not "interested persons" of the Adviser in the form of an annual retainer per director per fund and meeting attendance fees. During the fiscal year ended December 31, 2001, the Fund compensated the disinterested directors at a rate of $500 per trustee/director per meeting attended and an annual retainer of $3,000 per trustee. Except for reimbursement of out-of-pocket expenses, the disinterested trustee/directors did not receive any other form or amount of compensation from the Fund Complex during the fiscal year ended December 31, 2001. All other directors and officers of the Fund were compensated by the Adviser in accordance with its Investment Advisory Agreement.

(2) Mr. David O. Nicholas also is a member of the Board of Directors of Nicholas Fund, Inc., Nicholas Equity Income Fund, Inc., Nicholas II, Inc., Nicholas Limited Edition, Inc., Nicholas Income Fund, Inc. and Nicholas Money Market Fund, Inc.

    The Fund and the Adviser adhere to Codes of Ethics ("Codes") established and adopted by their Boards of Directors pursuant to Rule 17j-1 under the Investment Company Act of 1940, as amended. The Codes govern the personal trading activities of all "Access Persons" of the Fund and the Adviser. Access Persons include every director and officer of the Adviser and the investment companies managed by the Adviser, including the Fund, as well as certain employees of the Adviser and Fund who, in connection with their regular functions and duties, make, participate in, or obtain information regarding the purchase or sale of a security by the Adviser or the Fund, or whose functions relate to the making of a recommendation with respect to such purchases or sales. The Codes are based on the principle that such Access Persons have a fiduciary duty to place the interests of the Fund and the Adviser’s clients above their own.

    The Codes provide for trading "black out" periods of fifteen calendar days during which time Access Persons may not trade in securities which have been purchased or sold, or are being considered for purchase or sale, by the Fund or any other registered investment company or account to which the Adviser serves as investment adviser, unless the transaction is pre-approved by the Fund or the Adviser, as applicable. In addition, the Codes ban Access Persons from engaging in any manipulative or deceptive practices in connection with certain securities held or to be acquired by the Fund. The Codes also require that Access Persons obtain pre-approval prior to investing in any initial public offering or private placement.

PRINCIPAL SHAREHOLDERS

    All directors and executive officers of the Fund as a group (# persons) beneficially own _% of the outstanding shares of the Fund.

PURCHASE, REDEMPTION AND PRICING OF FUND SHARES

    The sections captioned "PURCHASE OF FUND SHARES," "REDEMPTION OF FUND SHARES," and "EXCHANGE BETWEEN FUNDS" in the Fund’s Prospectus discuss how you may purchase, redeem or exchange shares of the Fund and are incorporated into this Statement of Additional Information by reference. Although not anticipated, it is possible that conditions may arise in the future, which would, in the opinion of the Fund's Adviser or Board of Directors, make it undesirable for the Fund to pay for all redemptions in cash. In such cases, the Board may authorize payment to be made in portfolio securities or other property of the Fund. However, the Fund has obligated itself under the 1940 Act to redeem for cash all shares presented for redemption by any one shareholder up to $250,000 (or 1% of the Fund's net assets if that is less) in any 90-day period. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving such securities would incur brokerage costs when these securities are sold.

    The right of redemption may be suspended and the date of payment postponed for more than seven days for any period during which the New York Stock Exchange ("NYSE") is closed other than the customary weekend and holiday closings, and may be suspended for any period during which trading on the NYSE is restricted as determined by the Securities and Exchange Commission ("SEC"), or the SEC has by order permitted such suspension, or the SEC has determined that an emergency exists as a result of which it is not reasonably practicable for the Fund to dispose of its securities or to determine fairly the value of its net assets.

    Shareholder purchase, redemption and exchange orders are processed using the NAV next calculated after receipt of such request in proper order by the Fund (or an Authorized Agent of the Fund), minus any applicable redemption fee taken from your redemption proceeds for transactions in the Nicholas Focus Fund. The NAV is determined by dividing the total value in U.S. dollars of the Fund's total net assets by the total number of shares outstanding at that time. Net assets of the Fund are determined by deducting the liabilities of the Fund from the total assets of the Fund. The NAV is determined as of the close of trading on the NYSE on each day the NYSE is open for unrestricted trading. The NYSE is open for trading Monday through Friday except New Year’s Day, Martin Luther King Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Additionally, if any of the aforementioned holidays falls on a Saturday, the NYSE will not be open for trading on the preceding Friday, and when any such holiday falls on a Sunday, the NYSE will not be open for trading on the succeeding Monday, unless unusual business conditions exist (such as the ending of a monthly or yearly accounting period).

    Equity securities traded on a stock exchange will ordinarily be valued on the basis of the last sale price on the date of valuation, or in the absence of any sale on that day, the closing bid price. Most debt securities, excluding short-term investments, are valued at the current evaluated bid price. Securities for which there are no readily available market quotations and other assets and liabilities of the Fund will be valued at their then current fair value using methods determined in good faith by the Board of Directors.

DIVIDENDS, DISTRIBUTIONS AND FEDERAL TAX STATUS

    The Fund intends to qualify annually as a "regulated investment company" under the Internal Revenue Code of 1986 (the "Code") and intends to take all other action required to ensure that little or no federal income or excise taxes will be payable by the Fund. As a result, the Fund generally will seek to distribute to its shareholders substantially all of its net investment income and net realized capital gain in one or more distributions for each fiscal year.

    The Code generally imposes a 4% nondeductible excise tax on a regulated investment company, such as the Fund, if it does not distribute to its shareholders during the calendar year an amount equal to 98% of the Fund's net investment income, with certain adjustments, for such calendar year, plus 98% of the Fund's capital gains (if any) for the one-year period ending on October 31 of such calendar year. In addition, an amount equal to any undistributed net investment income or capital gains from the previous calendar year also must be distributed to avoid the excise tax. The excise tax is imposed on the amount by which the Fund does not meet the foregoing distribution requirements. The Fund intends to make distributions necessary to avoid imposition of the excise tax.

    For federal income tax purposes, dividends and distributions by the Fund, whether received in cash or invested in additional shares of the Fund, will be taxable to the Fund's shareholders, except those shareholders that are not subject to tax on their income. Net realized long-term gains are paid to shareholders as capital gain distributions. Income distributed from the Fund's net investment income and net realized short-term gains are paid to shareholders as ordinary income dividends. Distributions may be taxable at different rates depending on the length of time the Fund holds a security. Distributions generally will be made in December of each year. The Fund will provide information to shareholders concerning the character and federal tax treatment of all dividends and distributions.

    Dividends paid by the Fund to individual shareholders will not qualify for any dividends received exclusion; however, corporate shareholders will be eligible for a dividends received deduction, subject to a reduction for various reasons, including the fact that the total dividends received from domestic corporations in any one year are less than 100% of the Fund’s gross income.

    At the time of purchase of Fund shares, the Fund may have undistributed income or capital gains included in the computation of the NAV. Therefore, a dividend or capital gain distribution received shortly after such purchase by a shareholder may be taxable to the shareholder, although it is, in whole or in part, a return of capital and may have the effect of reducing the NAV.

    Under the Code, dividends declared by the Fund to shareholders of record in December of any year will be deemed to have been received by (and will be taxable to) shareholders as of the record date, provided the dividend is actually paid by the Fund before February 1 of the following year.

    The foregoing tax discussion relates to federal income taxes only and is not intended to be a complete discussion of all federal tax consequences. You should consult with a tax adviser concerning the federal, state and local tax aspects of an investment in the Fund.

BROKERAGE

    The Adviser decides which securities to buy for the Fund and when to sell them. It also selects the broker or dealer who places the Fund's investment business and negotiates their commissions. The Adviser selects a broker or dealer to execute a portfolio transaction on the basis that such broker or dealer will execute the order as promptly and efficiently as possible, subject to the overriding policy of the Fund. This policy is to obtain the best market price and reasonable execution for all its transactions, giving due consideration to such factors as reliability of execution and the value of research, statistical and price quotation services provided by such broker or dealer. The research services provided by brokers consist of recommendations to purchase or sell specific securities, the rendering of advice regarding events involving specific companies and events and current conditions in specific industries, and the rendering of advice regarding general economic conditions affecting the stock market and the economy. The Fund and the Adviser are not affiliated with any broker or dealer.

    Purchases and sales of portfolio securities are frequently placed, without any agreement or undertaking to do so, with brokers and dealers who provide the Adviser with such brokerage and research services. Section 28(e) of the Securities Exchange Act of 1934 ("Section 28(e)") permits the Adviser, under certain circumstances, to cause the Fund to pay a broker or dealer a commission for effecting a transaction in recognition of the value of the brokerage and research service provided by the broker or dealer. Brokerage and research services include (i) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (ii) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and (iii) effecting securities transactions and performing functions incidental thereto. Such commissions may be less than, equal to or exceed the amount another broker or dealer would have charged for effecting the transaction.

    The Adviser believes it is important to its investment decision-making process to have access to independent research. The Adviser understands that since the brokers and dealers rendering such services are compensated through commissions, such services would be unilaterally reduced or eliminated by the brokers and dealers if none of the Fund's transactions were placed through them. While these services have value which cannot be measured in dollars, the Adviser believes such services do not reduce the Fund's or the Adviser's expenses. Higher commissions may be paid by the Fund, provided (i) the Adviser determines in good faith that the amount is reasonable in relation to the services in terms of the particular transaction or in terms of the Adviser's overall responsibilities with respect to the accounts as to which it exercises investment discretion; (ii) such payment is made in compliance with the provisions of Section 28(e) and other applicable state and federal law; and (iii) in the Adviser's opinion, the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long term.

    In instances where the Adviser determines that the supplemental research and statistical services are of significant value, it is the practice of the Adviser to place the Fund's transactions with brokers or dealers who are paid a higher commission than other brokers or dealers. The Adviser utilizes research and other information obtained from brokers and dealers in managing its other client accounts. On the other hand, the Adviser obtains research and information from brokers and dealers who transact trades for the Adviser's other client accounts, which is also utilized by the Adviser in managing the Fund's portfolio.

    The Adviser does not specifically negotiate commissions and charges with a broker or dealer in advance of each transaction. The Adviser prior to effecting the transaction however, generally knows the approximate brokerage discount and charges. In determining the overall reasonableness of the commissions paid, the Adviser compares the commission rates to those it pays on transactions for its other client accounts and to the rates generally charged in the industry to institutional investors such as the Fund. The commissions also are considered in view of the value of the research, statistical and price quotations services, if any, rendered by the broker or dealer through whom a transaction is placed.

    The Adviser may effect portfolio transactions with brokers or dealers who recommended the purchase of the Fund's shares. The Adviser may not allocate brokerage on the basis of recommendations to purchase shares of the Fund.

    Over-the-counter market purchases and sales are generally transacted directly with principal market makers, who retain the difference between their cost in a security and its selling price. In some circumstances where, in the opinion of the Adviser, better prices and executions are available elsewhere, the transactions are placed through brokers who are paid commissions directly.

    The Fund has not paid aggregate brokerage commissions as of the date of this Statement of Additional Information as the Fund has not commenced operations.

PERFORMANCE DATA

    The Fund may quote a "total return" or an "average annual total return" from time to time in advertisements or in information furnished to present or prospective shareholders. All performance figures are based on historical earnings and are not intended to indicate future results. The "total return" of the Fund is expressed as a ratio of the increase (or decrease) in value of a hypothetical investment in the Fund at the end of a measuring period to the amount initially invested. The "average annual total return" is determined by discounting the "total return" for the number of time periods represented. These values are computed according to the following formulas:

P(1+T)n = ERV
or
Total Return = ERV - 1
                     P

Average Anuual Total Return = nth root of (ERV/ P) - 1

where:

P    = a hypothetical initial payment of $1,000
T    = average annual total return
n    = number of years from initial investment to the end of the period
ERV    = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the stated period

    The Fund has no performance data as of the date of this Statement of Additional Information as the Fund has not commenced operations.

    For purposes of these calculations, the following assumptions are made: (1) all dividends and distributions by the Fund are reinvested at the NAV calculated on the reinvestment dates during the period; (2) a complete redemption at the end of the period is made; (3) all recurring fees that are charged to all shareholder accounts are included.

    These figures are computed by adding the total number of shares purchased by a hypothetical $1,000 investment in the Fund to all additional shares purchased within a one year period with reinvested dividends and distributions, reducing the number of shares by those redeemed to pay account charges, taking the value of those shares owned at the end of the year and reducing it by any deferred charges, and then dividing that amount by the initial $1,000 investment. This computation does not reflect any sales load or other nonrecurring charges, since the Fund is not subject to such charges.

    The "total return" and "average annual total return" calculations are historical measures of performance and are not necessarily indicative of future performance. Such measurements will vary from time to time depending upon market conditions, the composition of the Fund's portfolio, operating expenses, and the distribution policy as determined by the Board of Directors. These factors should be considered when evaluating the Fund's performance.

    In sales material, reports and other communications to shareholders, the Fund may compare its performance to certain indices, including but not limited to the Dow Jones Industrial Average, the Standard & Poor’s Index Composites, NASDAQ, the Russell 2000 Index and the United States Department of Labor Consumer Price Index. The Fund also may include evaluations of the Fund published by nationally recognized financial publications and ranking services, such as Forbes, Money, Financial World, Barron’s, Lipper Analytical Services Mutual Fund Performance Analysis, Morningstar, Inc., CDA Investment Technologies Inc. and Value Line, Inc.

CAPITAL STRUCTURE

    The Corporation is authorized to issue five billion (5,000,000,000) shares of common stock, par value $0.001 per share in one or more series or classes of common stock. The Corporation currently has one series authorized and designated as the Fund, and one hundred million (100,000,000) shares of common stock are allocated to such series. Each full share has one vote and all shares participate equally in dividends and other distributions by the Fund, and in the residual assets of the Fund in the event of liquidation. There are no conversion or sinking fund provisions applicable to shares and holders have no preemptive, rights and may not cumulate their votes in the election of directors.

STOCK CERTIFICATES

    The Fund will not issue certificates evidencing shares purchased. Written confirmations are issued for all purchases of shares.

ANNUAL MEETING

    Under the laws of the State of Maryland, registered investment companies, such as the Corporation, may operate without an annual meeting of shareholders under specified circumstances if an annual meeting is not required by the 1940 Act. The Corporation has adopted the appropriate provisions in its Articles of Incorporation and will not hold annual meetings of shareholders unless otherwise required to do so.

    In the event the Fund is not required to hold annual meetings of shareholders to elect Directors, the Board of Directors of the Fund will promptly call a meeting of shareholders of the Fund for the purpose of voting upon the question of removal of any Director when requested in writing to do so by the record holders of not less than 10% of the outstanding shares of common stock of the Fund. The affirmative vote of two-thirds of the outstanding shares, cast in person or by proxy at a meeting called for such purpose, is required to remove a Director of the Fund. The Fund will assist shareholders in communicating with each other for this purpose pursuant to the requirements of Section 16(c) of the 1940 Act.

SHAREHOLDER REPORTS

    Shareholders will be provided at least semiannually with a report or a current prospectus showing the Fund's portfolio and other information. After the close of the Fund’s fiscal year, which ends December 31, an annual report or current prospectus containing financial statements audited by the Fund's independent public accountants, Arthur Andersen LLP, will be sent to shareholders.

CUSTODIAN AND TRANSFER AGENT

    Firstar Bank, N.A. ("Firstar Bank") acts as Custodian of the Fund. Firstar, 615 East Michigan Street, Milwaukee, Wisconsin 53202, acts as Transfer Agent and Dividend Disbursing Agent of the Fund. As custodian, Firstar Bank holds all securities and cash of the Fund, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments and performs other duties, all as directed by the officers of the Fund. Firstar Bank and Firstar do not exercise any supervisory function over the management of the Fund, the purchase or sale of securities or the payment of distributions to shareholders.

INDEPENDENT ACCOUNTANTS AND LEGAL COUNSEL

    Arthur Andersen LLP, 100 East Wisconsin Avenue, Milwaukee, Wisconsin, 53202 are the independent public accountants for the Fund. Michael Best & Friedrich LLP, 100 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, counsel for the Corporation, has passed upon the legality of the shares of the Fund being offered by this Prospectus.

FINANCIAL INFORMATION

    The schedule of investments, financial statements and notes thereto and the Report of Independent Public Accountants contained in the Annual Report of the Fund for the fiscal year ended December 31, 2001, which have been filed with the SEC pursuant to Rule 30d-1 of the 1940 Act, are incorporated herein by reference. You may obtain a free copy of the Annual Report by writing or calling the Fund.

Nicholas Focus Fund
(A Series of Nicholas Family of Funds, Inc.)

Form N-1A

PART C: OTHER INFORMATION

PART C. OTHER INFORMATION

Item 23. Exhibits

    All exhibits required to be filed with this Form N?1A pursuant to Item 23 are listed in the Exhibit Index appearing elsewhere in this Registration Statement.

Item 24. Persons Controlled by or Under Common Control with the Fund

    The Registrant is not under common control with any other person. The Registrant, Nicholas Fund, Inc., Nicholas Income Fund, Inc., Nicholas II, Inc., Nicholas Limited Edition, Inc., Nicholas Money Market Fund, Inc., and Nicholas Equity Income Fund, Inc. share a common investment adviser, Nicholas Company, Inc.; however, each such fund has an independent Board of Directors responsible for supervising the investment and business services provided by the adviser. The Registrant does not control any other person.

Item 25. Indemnification

    Article VI, Section 7 of the Registrant's By-Laws provides for the indemnification of its officers and directors against liabilities incurred in such capacities to the extent described therein, subject to the provisions of the Maryland General Business Corporation Law; such Section 7 will be incorporated herein by reference to the By-Laws of the Registrant to be filed with the Securities and Exchange Commission, by amendment hereto.

Item 26. Business and Other Connections of the Investment Adviser

    Nicholas Company, Inc. serves as the Investment Adviser for the Registrant. The business and other connections of Nicholas Company, Inc. are set forth in the Form ADV of Nicholas Company, Inc. as filed with the Securities and Exchange Commission.

Item 27. Principal Underwriters

    None.

Item 28. Location of Accounts and Records

    All account, books or other documents required to be maintained pursuant to Section 31(a) of the Investment Company Act of 1940, as amended, and the rules of the Securities and Exchange Commission promulgated thereunder, are located at the offices of the Registrant, 700 North Water Street, Milwaukee, Wisconsin 53202, the Registrant's Transfer Agent, Firstar Mutual Fund Services, LLC, 615 East Michigan Avenue, Milwaukee, Wisconsin 53202, and the Registrant's Custodian, Firstar Bank, N.A.

Item 29. Management Services

    None.

Item 30. Undertakings

    The Registrant's By?Laws provide that it will indemnify the Officers and Directors of the Registrant for liabilities incurred by them in any proceeding arising by reason of the fact that any such person was or is a director or officer of the Registrant. Insofar as indemnification for liability arising under the Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the Act, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and may, therefore, be unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

    Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

    The undersigned Registrant hereby undertakes to deliver or cause to be delivered with the prospectus, to each person to whom the prospectus is sent or given, the latest annual report to security holders that is incorporated by reference in the prospectus and furnished pursuant to and meeting the requirements of Rule 14a?3 or Rule 14c?3 under the Securities Exchange Act of 1934, as amended; and, where interim financial information required to be presented by Article 3 of Regulation S?X are not set forth in the prospectus, to deliver, or cause to be delivered to each person to whom the prospectus is sent or given, the latest semiannual report that is specifically incorporated by reference in the prospectus.

EXHIBIT INDEX

          Exhibit No.                                                                           Description                                                                                   Sequential Page No.

(a)	Articles of Incorporation of Registrant dated October 10, 2001	*
(b)	By-Laws of Registrant.	**
(c)	Instrument Defining Rights of Security Holders: Certificates for shares of Common Stock will not be issued. See Article IV of the Registrant's Articles of Incorporation filed herewith, and Articles I and IV of the Registrant's By-Laws to be filed by amendment.	**
(d)	Investment Advisory Agreement between Registrant and Nicholas Company, Inc.	*
(e)	Underwriting Agreement - Not Applicable.
(f)	Bonus or Profit Sharing Contracts - Not Applicable
(g)	Custodian Agreement between Registrant and Firstar Institutional Custody Services	**
(h)	Other Material Contracts - Not Applicable.	**
(i.1)	Opinion of Michael Best & Friedrich LLP, concerning the legality of Registrant's common stock, including attorney's consent to the use of such opinion.	**
(i.2)	Power of Attorney for Directors, as required by Rule 402 under the Securities Act of 1933	*
(j)	Consent of Arthur Andersen LLP, independent public accountants	**
(k)	Omitted Financial Statements - Not Applicable.	*
(l)	Agreement Relating to Initial Capital	**
(m)	Rule 12b-1 Plan - Not Applicable.	*
(n)	Rule 18f-3 Plan - Not Applicable.	*
(o)	Reserved.	*
(p)	Code of Ethics of Nicholas Family of Funds, Inc.	*
(p.1)	Code of Ethics and Insider Trading Policy of Nicholas Company, Inc.	*

____________________________________
* Filed herewith.
** To be filed by amendment.

SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Milwaukee, State of Wisconsin, on the 11th day of October, 2001.

NICHOLAS FAMILY OF FUNDS, INC.

By:   /s/ David O. Nicholas
David O. Nicholas
President and Director

    Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registration Statement has been signed below by the following persons in the capacities indicated and on October 11, 2001.

/s/ David O. Nicholas                                                         President (Principal Executive Officer)
      David O. Nicholas                                                         and Director

/s/ Jeffrey T. May                                                                Senior Vice-President and
      Jeffrey T. May                                                               Treasurer (Chief Accounting Officer)